As filed with the Securities and Exchange Commission on January 28, 2011

Securities Act Registration No. 33-10451

Investment Company Act Registration No. 811-4920

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                            X

Post-Effective Amendment No. 53          X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No. 55                                    X

(Check appropriate box or boxes)

WASATCH FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (801) 533-0777

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective:

( )	immediately upon filing pursuant to paragraph (b)
(X)	on January 31, 2011 pursuant to paragraph (b)
( )	60 days after filing pursuant to paragraph (a)(1)
( )	on pursuant to paragraph (a)(1)
( )	75 days after filing pursuant to paragraph (a)(2)
( )	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(    ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

WASATCH FUNDS

Deeper, Disciplined Investing™

Prospectus

January 31, 2011

EQUITY FUNDS

BOND FUNDS (SUB-ADVISED)

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

WASATCH CORE GROWTH FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses[1]	1.41%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.50% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. There were no reimbursements for the Fund during 2010. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Growth Fund	$144	$447	$772	$1,691

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in smaller growing companies at reasonable prices.

Under normal market conditions, we will invest at least 65% of the Fund’s net assets in the equity securities of growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

WASATCH CORE GROWTH FUND — Summary	JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index, and an additional specialized index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH CORE GROWTH FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/01	30.74%
Worst — 12/31/08	-27.03%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch Core Growth Fund
Return before taxes	24.99%	2.77%	7.07%
Return after taxes on distributions	24.99%	1.77%	6.13%
Return after taxes on distributions and sale of Fund shares	16.24%	2.23%	5.99%
Russell 2000 Index	26.85%	4.47%	6.33%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

JB Taylor Lead Portfolio Manager Since 2000	Paul Lambert Portfolio Manager Since 2005

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH EMERGING MARKETS SMALL CAP FUND — Summary	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.64%
Total Annual Fund Operating Expenses[1]	2.39%
Expense Reimbursement	0.44%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.95%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Small Cap Fund	$198	$704	$1,237	$2,695

WASATCH EMERGING MARKETS SMALL CAP FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in small companies tied economically to emerging markets.

Under normal market conditions, we will invest at least 80% of the Fund’s assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies with market capitalizations of less than $3 billion at the time of purchase that are tied economically to emerging market countries.

Emerging market countries include those currently considered to be developing by the Morgan Stanley Capital International (“MSCI”) World Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.

We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index, and an additional specialized index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH EMERGING MARKETS SMALL CAP FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	56.10%
Worst — 12/31/08	-32.16%

Average Annual Total Returns — (as of 12/31/10)	1 Year	Since Inception (10/1/07)
Wasatch Emerging Markets Small Cap Fund
Return before taxes	41.22%	8.30%
Return after taxes on distributions	41.22%	8.20%
Return after taxes on distributions and sale of Fund shares	26.80%	7.07%
MSCI Emerging Markets Small Cap Index	27.17%	3.56%
MSCI Emerging Markets Index	18.88%	0.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Roger D. Edgley, CFA Lead Portfolio Manager Since 2007	Laura Geritz, CFA Lead Portfolio Manager Since 2009

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH GLOBAL OPPORTUNITIES FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses[2]	1.88%

[1]

The Fund’s operating expenses have been restated to reflect a reduction in the management fee and a change in the Fund’s fee waiver and expense reimbursement arrangements, effective as of January 31, 2011, as if such changes had been in effect during the fiscal year ended September 30, 2010. The information has been restated to better reflect anticipated expenses of the Fund.

[2]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund	$191	$591	$1,016	$2,202

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in small and micro cap foreign and domestic companies.

Under normal market conditions, we will invest the Fund’s assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions.)

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (up to 80% under normal market conditions). Securities issued by foreign companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as “foreign companies” and are not subject to this limitation.

The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries include those currently considered to be developing by the Morgan Stanley Capital International (“MSCI”) World Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe are the World’s Best Growth Companies. We travel extensively to visit companies and expect to meet with senior management.

We may also invest in growth companies that we believe have hit a temporary setback and therefore have an appealing valuation relative to their long-term growth potential.

At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in Initial Public Offerings (IPOs).

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist. The Fund may invest a large percentage of its assets in a few sectors or regions.

The Fund is non-diversified meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

WASATCH GLOBAL OPPORTUNITIES FUND — Summary

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index and additional specialized indices composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH GLOBAL OPPORTUNITIES FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	32.73%
Worst — 6/30/10	-6.17%

Average Annual Total Returns — (as of 12/31/10)	1 Year	Since Inception (11/17/08)
Wasatch Global Opportunities Fund
Return before taxes	26.31%	47.20%
Return after taxes on distributions	25.53%	46.18%
Return after taxes on distributions and sale of Fund shares	17.74%	40.74%
MSCI AC World Small Cap Index	26.28%	40.21%
S&P Global Small Cap Index	24.68%	37.45%
MSCI AC World IMI Index	14.35%	26.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

WASATCH GLOBAL OPPORTUNITIES FUND — Summary	JANUARY 31, 2011

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Robert T. Gardiner, CFA Lead Portfolio Manager Since 2008	Blake H. Walker Lead Portfolio Manager Since 2008

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH HERITAGE GROWTH FUND — Summary	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses[1]	1.10%
Expense Reimbursement	0.15%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Heritage Growth Fund	$97	$335	$592	$1,327

WASATCH HERITAGE GROWTH FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in growing mid cap companies at reasonable prices.

Under normal market conditions, the Fund will typically invest in the equity securities of growing companies with market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

We focus on companies that we consider to be high quality, and we use a process of “bottom up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.

The Fund may invest a large percentage of its assets in a few sectors, including the financials sector.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index, and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH HERITAGE GROWTH FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	17.91%
Worst — 12/31/08	-23.31%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	Since Inception (6/18/04)
Wasatch Heritage Growth Fund
Return before taxes	21.67%	3.64%	5.20%
Return after taxes on distributions	21.34%	3.14%	4.69%
Return after taxes on distributions and sale of Fund shares	14.09%	3.02%	4.36%
Russell Midcap Growth Index	26.38%	4.88%	7.28%
S&P 500 Index	15.06%	2.29%	3.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Chris D. Bowen Lead Portfolio Manager Since 2004	Ryan Snow Lead Portfolio Manager Since 2004

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH INTERNATIONAL GROWTH FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses[2]	1.61%

[1]

The Fund’s operating expenses have been restated to reflect a reduction in the management fee and a change in the Fund’s fee waiver and expense reimbursement arrangements, effective January 31, 2011, as if such changes had been in effect during the fiscal year ended September 30, 2010. The information has been restated to better reflect anticipated expenses of the Fund.

[2]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.75% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). There were no reimbursements for the Fund during 2010. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Growth Fund	$164	$508	$876	$1,911

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in foreign growth companies.

Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of foreign companies with market capitalizations of less than $5 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC World Ex-U.S.A. Small Cap Index.

The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries include those currently considered to be developing by the Morgan Stanley Capital International (“MSCI”) World Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors, including the financials sector.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

WASATCH INTERNATIONAL GROWTH FUND — Summary	JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index and an additional specialized index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH INTERNATIONAL GROWTH FUND

Year by Year Total Returns

Best and Worst Quarterly Returns*

Best — 6/30/09	41.88%
Worst — 9/30/08	-28.61%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	Since Inception (6/28/02)
Wasatch International Growth Fund
Return before taxes	34.24%	7.17%	12.91%
Return after taxes on distributions	34.24%	5.99%	12.18%
Return after taxes on distributions and sale of Fund shares	22.26%	5.95%	11.40%
MSCI AC World Ex-U.S.A. Small Cap Index	25.21%	7.36%	14.39%
MSCI World Ex-U.S.A. Small Cap Index	24.51%	3.79%	12.32%

*	Prior to January 31, 2007, the Fund primarily invested in companies with market capitalizations of less than $2 billion at the time of purchase.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Roger D. Edgley, CFA

Lead Portfolio Manager

Since 2006

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH INTERNATIONAL OPPORTUNITIES FUND — Summary	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.67%
Total Annual Fund Operating Expenses[1]	2.62%
Expense Reimbursement	0.36%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.26%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 2.25% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Opportunities Fund	$229	$780	$1,358	$2,927

WASATCH INTERNATIONAL OPPORTUNITIES FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in foreign micro cap companies.

Under normal market conditions, we will invest the Fund’s assets primarily in equity securities of foreign companies with market capitalizations of less than $1 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC World Ex-U.S.A. Small Cap Index.

The Fund may invest a significant amount of its total assets (20% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries include those currently considered to be developing by the Morgan Stanley Capital International (“MSCI”) World Index. These companies typically are located in the Asia-Pacific region (including Hong Kong, Singapore and Taiwan), Eastern Europe, the Middle East, Central and South America, and Africa.

We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors. The Fund may also invest in Initial Public Offerings (IPOs).

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH INTERNATIONAL OPPORTUNITIES FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	44.35%
Worst — 9/30/08	-27.60%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Year	Since Inception (1/27/05)
Wasatch International Opportunities Fund
Return before taxes	26.10%	8.64%	10.59%
Return after taxes on distributions	25.60%	7.27%	9.41%
Return after taxes on distributions and sale of Fund shares	17.60%	7.07%	8.91%
MSCI AC World Ex-U.S.A. Small Cap Index	25.21%	7.36%	9.78%
MSCI World Ex-U.S.A. Small Cap Index	24.51%	3.79%	6.95%

After tax-returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. The Fund has changed its primary benchmark from the MSCI World Ex-U.S.A. Small Cap Index to the MSCI AC World Ex-U.S.A. Small Cap Index. The Advisor believes the MSCI AC World Ex-U.S.A. Small Cap Index more closely tracks the Fund’s foreign microcap holdings.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Blake H. Walker Lead Portfolio Manager Since 2005	Roger D. Edgley, CFA Portfolio Manager Since 2005

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH LARGE CAP VALUE FUND — Summary
(formerly Wasatch-1st Source Income Equity Fund)

INVESTMENT OBJECTIVES

The Fund’s investment objectives are to seek capital appreciation and income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses[1]	1.13%
Expense Reimbursement	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.10% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$112	$356	$619	$1,371

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets primarily in equity securities, including common stock and securities convertible into common stocks, of companies with market capitalizations of over $5 billion at the time of purchase.

The Fund typically invests in the securities of companies that we believe will pay above average dividends or interest.

When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

WASATCH LARGE CAP VALUE FUND — Summary

HISTORICAL PERFORMANCE

The Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Equity Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide an indication of the historical risk of an investment in the Fund (and Predecessor Fund for periods prior to December 15, 2008) by showing changes in the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance from year to year over a 10-year period and by showing how the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) average annual total returns for 1, 5, and 10 years compare to the returns of a broad-based securities market index. Past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. In addition, the Predecessor Fund was advised by a different investment advisor and subject to different expenses which may have produced different investment results. The Fund, however, has two portfolio managers, one of which was also the portfolio manager of the Predecessor Fund. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH LARGE CAP VALUE FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/03	15.78%
Worst — 12/31/08	-19.38%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch Large Cap Value Fund
Return before taxes	11.11%	5.12%	7.00%
Return after taxes on distributions	10.59%	4.20%	5.84%
Return after taxes on distributions and sale of Fund shares	7.19%	4.04%	5.60%
Russell 1000 Value Index	15.51%	1.28%	3.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

JANUARY 31, 2011

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Ralph C. Shive, CFA Lead Portfolio Manager Since 2008	Michael L. Shinnick Portfolio Manager Since 2008

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH LONG/SHORT FUND — Summary
(formerly Wasatch-1st Source Long/Short Fund)

INVESTMENT OBJECTIVE

The Fund’s investment objective is capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.24%
Dividend Expense on Short Sales/Interest Expense	0.37%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long/Short Fund	$174	$539	$929	$2,020

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.

We seek to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index). Under normal market conditions, we will invest the Fund’s assets typically in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that we have identified as being undervalued (“long” equity positions) and we will sell short those securities (“short” equity positions) that we have identified as being overvalued. The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks.

The Fund may at any time have either a net long exposure or a net short exposure to the equity markets and the Fund will not be managed to maintain either net long or net short market exposure.

The Fund may invest in early stage companies and initial public offerings (IPOs).

We believe that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. We further believe that opportunities to invest in undervalued and overvalued stocks arise due to a variety of market inefficiencies including:

•	Changes in market participant psychology and circumstances.
•	Imperfect information.
•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.

When evaluating a potential long or short investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with particular emphasis on company fundamentals.

Along with long positions, the Long/Short Fund intends to engage in short sales of securities of companies that we believe:

•	Have earnings that appear to be reflected in the current price.
•	Are likely to fall short of market expectations.
•	Are in industries exhibiting weaknesses.
•	Have poor management.
•	Are likely to suffer an event affecting long-term earnings.

The Fund may invest in fixed income securities consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.

The Fund is non-diversified meaning that it can concentrate investments in a more limited number of issuers than a diversified Fund.

The Fund may invest a large percentage of its assets in a few sectors.

The Fund is expected to have a high turnover rate.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Market Direction Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline when the Fund holds significant “long” equity positions.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Short Sales Risk. The Fund may make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a Fund’s returns or increase volatility.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

WASATCH LONG/SHORT FUND — Summary

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “junk bonds”), those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s), tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or decline in credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Portfolio Turnover Rate. The Fund’s portfolio turnover rate is expected to exceed 200%. This type of Fund has a high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide an indication of the historical risk of an investment in the Fund (and Predecessor Fund for periods prior to December 15, 2008) by showing changes in the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance from year to year and by showing how the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) average annual total returns for 1 and 5 years and the since inception period compare to the returns of a broad-based securities market index. Past performance before and after taxes, is not necessarily an indication of how the Fund will perform in the future. In addition, the Predecessor Fund was advised by a different investment advisor and subject to different expenses which may have produced different investment results. The portfolio managers of the Fund, however, were also the portfolio managers of the Predecessor Fund. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of broad based market indices. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH LONG/SHORT FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	16.00%
Worst — 12/31/08	-15.94%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	Since Inception (8/1/03)
Wasatch Long/Short Fund
Return before taxes	9.41%	6.27%	6.23%
Return after taxes on distributions	9.39%	5.26%	5.25%
Return after taxes on distributions and sale of Fund shares	6.12%	4.82%	4.82%
S&P 500 Index	15.06%	2.29%	5.37%
Citigroup Three Month U.S. Treasury Bills Index	0.13%	2.30%	2.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

WASATCH LONG/SHORT FUND — Summary	JANUARY 31, 2011

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Michael L. Shinnick Lead Portfolio Manager Since 2008	Ralph C. Shive, CFA Portfolio Manager Since 2008

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH MICRO CAP FUND — Summary	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. Income is an objective only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	2.21%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 2.25% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. There were no reimbursements for the Fund during 2010. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund	$224	$691	$1,184	$2,543

WASATCH MICRO CAP FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in growing micro cap companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of micro cap companies with market capitalizations of less than $1 billion at the time of purchase.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

We focus on companies that we consider to be high quality, and we use a process of “bottom up” fundamental analysis to look for individual companies that we believe have superior growth potential. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.

The Fund may invest a large percentage of its assets in a few sectors. The Fund may invest in initial public offerings.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH MICRO CAP FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 12/31/01	30.08%
Worst — 12/31/08	-31.16%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch Micro Cap Fund
Return before taxes	29.76%	2.60%	10.62%
Return after taxes on distributions	29.76%	1.65%	8.98%
Return after taxes on distributions and sale of Fund shares	19.34%	2.18%	9.02%
Russell Microcap Index	28.89%	1.19%	7.38%
Russell 2000 Index	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smallest 1,000 securities. The Index commenced operations after the Fund commenced operations. The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe, and is comprised of the smallest 2000 companies in the Russell 3000 Index. The Fund has changed its primary benchmark from the Russell 2000 Index to the Russell Microcap Index. The Advisor believes the Russell Microcap Index more closely tracks the Fund’s microcap holdings.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Daniel Chace, CFA

Lead Portfolio Manager

Since 2004

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH MICRO CAP VALUE FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses[1]	2.43%
Expense Reimbursement	0.11%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.32%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating in excess of 2.25% until January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Micro Cap Value Fund	$235	$747	$1,286	$2,759

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in micro cap companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of micro cap companies with market capitalizations of less than $1 billion at the time of purchase. Shareholders will be notified 60 days prior to any change in this policy.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

The Fund may invest in Initial Public Offerings (IPOs).

While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to the projected long term earnings growth rate.

We use a “bottom up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

We typically look for companies that we believe fall into one of these three categories at the time of purchase:

•	Undiscovered Gems — Companies with good growth potential which have yet to be broadly discovered by Wall Street, thus leaving them attractively undervalued relative to their expected growth.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long term growth potential.
•	Value Momentum — Cheap valuation relative to history, but catalyst for future growth has been identified.

The Fund may invest a large percentage of its assets in a few sectors, including the financials sector.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

WASATCH MICRO CAP VALUE FUND — SUMMARY

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH MICRO CAP VALUE FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	40.00%
Worst — 12/31/08	-26.67%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	Since Inception (7/28/03)
Wasatch Micro Cap Value Fund
Return before taxes	20.09%	8.30%	12.35%
Return after taxes on distributions	20.09%	6.86%	10.47%
Return after taxes on distributions and sale of Fund shares	13.06%	6.71%	10.05%
Russell Microcap Index	28.89%	1.19%	6.14%
Russell 2000 Index	26.85%	4.47%	8.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smallest 1,000 securities. The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe, and is comprised of the smallest 2000 companies in the Russell 3000 Index. The Fund has changed its primary benchmark from the Russell 2000 Index to the Russell Microcap Index. The Advisor believes the Russell Microcap Index more closely tracks the Fund’s microcap holdings.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Brian Bythrow, CFA

Lead Portfolio Manager

Since 2003

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH SMALL CAP GROWTH FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.28%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.50% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. There were no reimbursements during 2010 for the Fund. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund	$130	$405	$701	$1,544

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in small growth companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of small companies with market capitalizations of less than $2.5 billion at the time of purchase.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies.

We use a “bottom up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund may invest a large percentage of its assets in a few sectors. The Fund may invest in initial public offerings.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

WASATCH SMALL CAP GROWTH FUND — Summary	JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index, and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH SMALL CAP GROWTH FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 12/31/01	31.95%
Worst — 12/31/08	-22.04%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch Small Cap Growth Fund
Return before taxes	28.92%	5.61%	7.43%
Return after taxes on distributions	28.92%	5.01%	6.85%
Return after taxes on distributions and sale of Fund shares	18.80%	4.78%	6.46%
Russell 2000 Growth Index	29.09%	5.30%	3.78%
Russell 2000 Index	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Jeff Cardon, CFA

Lead Portfolio Manager

Since 1986

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH SMALL CAP VALUE FUND — Summary	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses[1]	1.97%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). There was no reimbursement for the Fund during 2010. Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund	$200	$618	$1,062	$2,295

WASATCH SMALL CAP VALUE FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in small companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of small companies with market capitalizations of less than $2.5 billion at the time of purchase.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to the projected long-term earnings growth rate.

We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

We typically look for companies that we believe fall into one of these three categories at the time of purchase:

•	Undiscovered Gems — Companies with good growth potential which have yet to be broadly discovered by Wall Street, thus leaving them attractively undervalued relative to their expected growth.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long term growth potential.
•	Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.

The Fund may invest a large percentage of its assets in a few sectors, including the financials sector.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index, and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH SMALL CAP VALUE FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	33.91%
Worst — 12/31/08	-34.04%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch Small Cap Value Fund
Return before taxes	25.52%	2.64%	9.62%
Return after taxes on distributions	25.52%	1.04%	8.10%
Return after taxes on distributions and sale of Fund shares	16.59%	1.89%	8.11%
Russell 2000 Value Index	24.50%	3.52%	8.42%
Russell 2000 Index	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Jim Larkins, MBA

Lead Portfolio Manager

Since 1999

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH STRATEGIC INCOME FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.59%
Dividend Expense on Short Sales/Interest Expense	0.04%
Acquired Fund Fees and Expenses	0.63%
Total Annual Fund Operating Expenses[1]	1.96%
Expense Reimbursement	0.34%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.62%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Strategic Income Fund	$165	$583	$1,026	$2,258

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in income producing securities.

Under normal market conditions, we will invest the Fund’s assets primarily in income-producing domestic and foreign securities, including equity securities (including common stock, preferred stocks and securities convertible into common stock) and fixed income securities of companies of all market capitalizations. The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation.

The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies.

In our search for such investments, we maintain the flexibility to invest in companies from a variety of industries. The Fund, however, does have a concentration in the financials sector — meaning that at least 25% of the Fund’s total assets will be invested in securities of issuers in the group of industries in the financials sector. For both domestic and foreign securities, we define the group of industries comprising the financials sector to include, among others, Banks (Commercial Banks, Thrifts and Mortgage Finance), Diversified Financials Companies (Diversified Financial Services, Consumer Finance, Capital Markets), Finance Companies, Financial Data Processing Services and Systems, Finance Companies (Small Loan), Financial Information Services, Insurance Companies (Life, Multi-Line, Property-Casualty), Investment Management Companies, Real Estate Companies (Real Estate Investment Trusts (REITs), Real Estate Management and Development Companies, Rental & Leasing Services (Commercial), Savings and Loans and Securities Brokerage and Services.

The Fund may invest a large percentage of its assets in a few sectors.

The Fund may invest in exchange-traded funds (ETFs).

The Fund may make short sales of securities, and may also use derivatives such as put and call options and futures contracts for hedging and non-hedging purposes. The Fund may write put and call options subject to applicable law and SEC guidelines.

In the selection of equity securities, we use “bottom up” fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations, the Fund may acquire non-income producing securities if we believe the company has the potential to pay dividends in the future. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

Characteristics we consider when investing in equity securities generally include:

•	Attractive, sustainable dividend yields or the potential for dividend growth.
•	Experienced top management.
•	Sustainable competitive advantage.
•	Stable demand for products and services.
•	Ability to capitalize on favorable long-term trends.

The Fund’s investments in fixed income securities may include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times the Fund may emphasize one particular maturity or credit quality. The Fund may invest in non-investment grade securities without limitation. The Fund may also invest in U.S. Treasury securities and the debt obligations of foreign governments.

Characteristics we consider when investing in fixed income securities generally include:

•	Rates of current income.
•	Credit quality of the issuer.
•	Maturity, duration and other characteristics of the obligation.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

WASATCH STRATEGIC INCOME FUND — Summary

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.

Short Sales Risk. The Fund may make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a Fund’s returns or increase volatility.

Investment Companies Risk. The Fund may invest in shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange-traded funds noted below. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.

Exchange-Traded Funds Risk. Exchange-Traded Funds (ETFs) are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price may also fluctuate due to the supply and demand of the ETF’s shares on the exchange upon which its shares are traded. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

REIT Risk. Investments in real estate investment trusts or “REITs” subject the Fund to risks associated with the direct ownership of real estate. The value of securities of REITs can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “junk bonds”), those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or decline in credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index, and an additional index with similar characteristics to the Fund. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH STRATEGIC INCOME FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/09	21.21%
Worst — 12/31/08	-28.22%

Average Annual Total Returns — (as of 12/31/10)	1 Year	Since Inception (2/1/06)
Wasatch Strategic Income Fund
Return before taxes	19.87%	2.84%
Return after taxes on distributions	18.40%	0.50%
Return after taxes on distributions and sale of Fund shares	12.83%	1.07%
S&P 500 Index	15.06%	1.79%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Samuel S. Stewart, Jr., PhD, CFA

Lead Portfolio Manager

Since 2006

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH ULTRA GROWTH FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.42%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[2]	1.46%

[1]

The Fund’ operating expenses have been restated to reflect a reduction in the management fees and a change in the Fund’s fee waiver and expense reimbursement arrangements, effective as of January 31, 2011, as if such changes had been in effect during the fiscal year ended September 30, 2010. The information has been restated to better reflect anticipated expenses of the Fund.

[2]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.50% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). There were no reimbursements for the Fund during 2010. Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ultra Growth Fund	$149	$462	$798	$1,747

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in smaller high growth companies.

Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of rapidly growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

We use a process of “bottom up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings and price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund may invest a large percentage of its assets in a few sectors. The Fund may invest in initial public offerings.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

WASATCH ULTRA GROWTH FUND — Summary	JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH ULTRA GROWTH FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/01	36.42%
Worst — 12/31/08	-31.56%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch Ultra Growth Fund
Return before taxes	35.85%	3.02%	5.18%
Return after taxes on distributions	35.85%	2.26%	4.35%
Return after taxes on distributions and sale of Fund shares	23.30%	2.44%	4.32%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Ajay Krishnan, CFA

Lead Portfolio Manager

Since 2000

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH WORLD INNOVATORS FUND — Summary
(formerly Wasatch Global Science & Technology Fund)	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.54%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	2.05%
Expense Reimbursement	0.09%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.96%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
World Innovators Fund	$199	$634	$1,095	$2,372

WASATCH WORLD INNOVATORS FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in domestic and foreign growth companies that we believe are innovators in their respective sectors or industries.

Typically, the Fund’s assets will be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging markets without limitation. Under normal market conditions, a significant portion of the Fund’s assets (typically between 40% and 80% at the time of purchase) will be invested outside the U.S.

We will use a process of “bottom up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalizations of less than $5 billion at the time of purchase.

We have defined two broad categories that we believe are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.

The Fund may invest a large percentage of its assets in a few sectors, including the science & technology and healthcare sectors.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Technology and Science Stock Risk. Stocks of science and technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market. Science companies may be affected by the same risks as technology companies.

Healthcare Stock Risk. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com. Effective April 1, 2011, the Wasatch World Innovators Fund changed its name from the Wasatch Global Science & Technology Fund and, the Fund changed its principal strategies and primary comparison benchmark index. The bar charts and average annual total return table reflect performance prior to these changes.

WASATCH WORLD INNOVATORS FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 12/31/01	44.15%
Worst — 12/31/08	-30.07%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch World Innovators Fund
Return before taxes	24.46%	5.26%	5.66%
Return after taxes on distributions	24.46%	4.72%	5.27%
Return after taxes on distributions and sale of Fund shares	15.90%	4.39%	4.82%
MSCI AC World IMI Index	14.35%	3.87%	4.00%
Russell 2000 Technology Index	37.09%	8.70%	0.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The MSCI AC World IMI Index (All Country World Investable Markets Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. Effective the date of this prospectus, the Fund’s primary benchmark index has changed from the Russell 2000 Technology Index to the MSCI AC World IMI Index. The Advisor believes the MSCI AC World IMI Index more accurately reflects the securities in which the Fund will invest.

WASATCH WORLD INNOVATORS FUND — Summary	JANUARY 31, 2011

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Samuel S. Stewart, Jr., PhD, CFA

Lead Portfolio Manager

Since 2008

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH-1ST SOURCE INCOME FUND — Summary	JANUARY 31, 2011

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.74%

[1]

The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Income Fund	$76	$237	$412	$919

WASATCH-1ST SOURCE INCOME FUND — Summary

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund normally invests at least 65% of its total assets in debt securities of all types, including corporate bonds, U.S. government bonds, and variable and floating rate securities.

Consistent with the Income Fund’s investment objective, 1st Source Corporation Investment Advisors, Inc. (“1st Source”) the Fund’s Sub-Advisor, expects the Fund to:

•	Invest substantially all, but in no event less than 65%, of the Fund’s total assets at the time of purchase in debt securities.
•

Invest in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, income participation loans, guaranteed investment contracts, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government.

•

Typically invest in debt securities rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (NRSROs) or, if unrated, those which 1st Source deems to be of comparable quality. The Fund may also invest up to 10% of its total assets in non-investment grade debt securities.

The Fund may engage in repurchase transactions, credit default swaps, forward contracts, and may also engage in futures transactions solely for hedging purposes and invest in options on futures. The Fund may also invest in other investment companies.

The Fund may purchase securities on a when-issued or delayed delivery basis, in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period.

It is anticipated that the Fund will have an average maturity of 3 1/2 years to 5 years and a duration of 2 1/2 years to 4 1/2 years.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.

Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “junk bonds”), those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s), tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or decline in credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the

JANUARY 31, 2011

security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.

Ratings Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of 1st Source, not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investments in such securities may be more dependent on 1st Source’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, 1st Source will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

When-Issued Securities Risk. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objective and strategies and not for investment leverage.

Investment Companies Risk. The Fund may invest in shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.

Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.

Credit Default Swaps Risk. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio and its share price and yield. Swaps are subject to counterparty risk. The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. For this reason, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

WASATCH-1ST SOURCE INCOME FUND — Summary

HISTORICAL PERFORMANCE

The Fund commenced operations on December 15, 2008, upon the reorganization of 1st Source Monogram Income Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide an indication of the historical risk of an investment in the Fund (and Predecessor Fund for periods prior to December 15, 2008) by showing changes in the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance from year to year over a 10-year period and by showing how the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) average annual total returns for 1, 5, and 10 years compare to the returns of a broad-based bond market index. Past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. In addition, the Predecessor Fund was advised by a different investment advisor and subject to different expenses which may have produced different investment results. The portfolio manager of the Fund, however, was also the portfolio manager of the Predecessor Fund. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH-1ST SOURCE INCOME FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 9/30/01	4.49%
Worst — 6/30/04	-2.20%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch-1st Source Income Fund
Return before taxes	4.22%	4.61%	4.47%
Return after taxes on distributions	3.26%	3.27%	2.97%
Return after taxes on distributions and sale of Fund shares	2.74%	3.15%	2.92%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%	5.53%	5.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

JANUARY 31, 2011

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Investment Sub-Advisor

1st Source Corporation Investment Advisors, Inc.

Portfolio Manager

Paul W. Gifford, CFA

Lead Portfolio Manager

Since 2008

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH-HOISINGTON U.S. TREASURY FUND — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-term Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses[1]	0.78%
Expense Reimbursement	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.75%

[1]

The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.75% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Advisor may rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Treasury Fund	$77	$247	$431	$964

JANUARY 31, 2011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL STRATEGIES

In pursuit of the Fund’s investment objective, Hoisington Investment Management Company (HIMCO), the Fund’s Sub-Advisor will:

•	Typically invest at least 90% of the Fund’s total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
•

Adjust the average maturity and effective duration of the Fund’s portfolio based on HIMCO’s assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term U.S. Treasury bonds (maturities longer than 20 years) relative to inflation.

•

Invest in long term U.S. Treasury bonds, including U.S. Treasury Strips (zero coupon Treasury securities), when HIMCO determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.

•

Invest in U.S. Treasury bills or notes (maturities less than five years) when HIMCO determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.

Over the course of a business cycle, under normal market conditions:

•	The effective duration of the Fund’s holdings is expected to vary from less than a year to a maximum of 25 years.
•	The Fund’s holdings will range in maturity from less than a year to a maximum of the longest maturity Treasury bonds available.
•	When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.
•

The Fund’s portfolio turnover rate will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.

•	Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. HIMCO seeks to limit credit risk by investing primarily in U.S. Treasury securities backed by the full faith and credit of the U.S. government which are viewed as carrying minimal credit risk.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.

Effective Duration. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline 15%. At a yield of 5%, the effective duration of the longest maturity U.S. Treasury bond is about 15 years. The effective duration of the longest maturity U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline 30%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase 30%.

Risks of Repurchase Agreements. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

Risks of Zero Coupon Treasury Securities. The market prices of zero coupon securities, which do not entitle the holder to periodic interest payments, are generally more volatile than the market prices of securities of comparable quality and similar maturity that do pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

WASATCH-HOISINGTON U.S. TREASURY FUND — Summary	JANUARY 31, 2011

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad based market index. Performance information is updated regularly and is available on the Fund’s website www.wasatchfunds.com.

WASATCH-HOISINGTON U.S. TREASURY FUND

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 12/31/08	31.48%
Worst — 12/31/10	-11.47%

Average Annual Total Returns — (as of 12/31/10)	1 Year	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund
Return before taxes	10.18%	5.24%	6.71%
Return after taxes on distributions	7.65%	3.52%	4.96%
Return after taxes on distributions and sale of Fund shares	8.11%	3.64%	4.82%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Investment Sub-Advisor

Hoisington Investment Management Company

Portfolio Manager

Van R. Hoisington

Lead Portfolio Manager

Since 1996

For more important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Wasatch Funds — Summary — “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 63.

WASATCH FUNDS — Summary	JANUARY 31, 2011

PURCHASE AND SALE OF FUND SHARES

INVESTMENT MINIMUMS
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

SUBSEQUENT PURCHASES
Regular Accounts and IRAs	$100

•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•

You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI, 53201-2172 or via overnight delivery to: Wasatch Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301. The letter should include your name, Fund Name, account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.wasatchfunds.com or by calling a shareholder services representative.

TAX INFORMATION

Dividends and capital gain distributions you receive from your Wasatch Funds investments are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of Wasatch Funds through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

WASATCH FUNDS — Additional Information About The Funds

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund are referred to as equity funds (each, an “Equity Fund,” and collectively, the “Equity Funds”). The Equity Funds together with the Income Fund and U.S. Treasury Fund are the “Funds.”

INVESTMENT PROCESS

Securities for the Equity Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objectives and strategies.

The research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

BUYING SECURITIES

Decisions to buy securities are based on the best judgment of each Fund’s portfolio managers in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities.

GROWTH STOCKS

As we analyze growing companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.

VALUE STOCKS

As we analyze “value” companies, we are most interested in finding:

•	Catalyst for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured in a variety of ways, including: price-to-earnings ratio (P/E), price-to-sales ratio, price-to-book ratio, market capitalization-to-revenue ratio, etc.
•	Potential to generate improved financial performance.

LONG/SHORT FUND

The initial valuation review for securities to be purchased or sold short in the Long/Short Fund includes:

•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

Investment opportunities may be further prioritized based upon metrics for market participant psychology including:

•	Money flow.
•	Insider activity.
•	Relative strength.
•	Variation from moving averages.

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of each Fund’s portfolio managers in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:

•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.

With respect to the Long/Short Fund, we may make a decision to close out a short position when:

•	The price of the security sold short has fallen to a point where the Fund will recognize a gain.
•	The price of the security sold short has risen to a point where we feel capital is unreasonably at risk, regardless of how we evaluate the security.

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Convertible Securities Risk. The Equity Funds may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market

JANUARY 31, 2011

losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to a Fund.

Early Stage Companies Risk. Certain Equity Funds may invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Exchange Traded Funds (ETFs) Risk. The Equity Funds may invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. ETFs are investment companies that are bought and sold on a securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, a Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and the investment strategies employed by such funds (such as the use of leverage). Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Foreign Securities Risk. The Equity Funds and the Income Fund may invest in foreign securities. Foreign securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The U.S. dollar value of a Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Initial Public Offerings (IPOs) Risk. The Equity Funds may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

WASATCH FUNDS — Additional Information About The Funds	JANUARY 31, 2011

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If a Fund invests in a few sectors it may have more exposure to the price movements of those sectors.

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities for the Equity Funds and Income Fund or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with an Equity Fund’s and the Income Fund’s principal investment strategies.

For example, we may temporarily increase a Fund’s cash position, or invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of a Fund’s assets in temporary defensive positions.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Each Equity Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

OTHER INVESTMENT STRATEGIES

The Funds may use other investment strategies in addition to their principal strategies. For information about the more significant of these strategies and their risks see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).

FUND NAMES AND INVESTMENT POLICIES

The Emerging Markets Small Cap Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

FUNDAMENTAL POLICIES

The investment objectives of the Emerging Markets Small Cap, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap Value, Strategic Income, World Innovators, and Income Funds, can be changed without shareholder approval. The investment objectives of the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Treasury Funds, cannot be changed without shareholder approval. Certain policies of the Funds cannot be changed without a shareholder vote. These policies are described in the SAI.

PORTFOLIO SECURITIES DISCLOSURE

The Funds’ portfolio securities disclosure policy is described in the SAI.

WASATCH FUNDS — Management	JANUARY 31, 2011

INVESTMENT ADVISOR AND SUB-ADVISORS

The investment advisor for Wasatch Funds is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of December 31, 2010, the Advisor had approximately $9.56 billion in assets under management.

The Advisor is responsible for investing Wasatch Funds’ assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.

The Advisor has entered into a sub-advisory agreement with Hoisington Investment Management Company (“HIMCO”) to perform the duty of portfolio management for the U.S. Treasury Fund. The Advisor has entered into a sub-advisory agreement with 1st Source Corporation Investment Advisors, Inc. (“1st Source”) to perform the duty of portfolio management for the Income Fund.

HIMCO is a registered investment advisor that has been in business since 1980. The firm agreed to become the subadvisor for the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 6836 Bee Caves Road, Building 2, #100, Austin, TX 78746-6464.

HIMCO provides investment management services for individuals, pension and profit-sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. As of December 31, 2010, HIMCO had approximately $4.78 billion in assets under management. HIMCO provides investment advice for fixed income securities, including U.S. government securities. HIMCO makes the day-to-day investment decisions for the U.S. Treasury Fund. In addition, HIMCO continuously reviews, supervises and administers the U.S. Treasury Fund’s investment program.

1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the subadvisor for the Income Fund in 2008. 1st Source has offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of its clients, assets of approximately $3.1 billion. 1st Source Bank has over 70 years of banking experience. As of December 31, 2010, 1st Source had approximately $2.5 billion in assets under management.

1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Income Fund’s investment program.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.

The following chart reflects the management fees paid by the Funds to the Advisor after taking into account any reimbursements during the most recent fiscal year, except as noted.

Information regarding the basis of the Board of Trustees’ approval of the investment advisory agreements and sub-advisory agreements is available in the Funds’ semi-annual report dated March 31, 2010.

The Advisor has contractually agreed to limit the expenses of each Fund (except the Long/Short Fund and Income Fund) at least through January 31, 2012, to a certain percentage of average net assets computed on a daily basis, subject to the following. The Advisor will pay all expenses, excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund Fees and Expenses and Dividend Expense on Short Sales are also excluded from the contractual fee limitation. Expense limits are shown in the following chart. The Advisor may rescind these contractual limitations on expenses any time after January 31, 2012.

Management fees and net expenses for the International Opportunities, Micro Cap and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.

Wasatch Fund	Annual Management Fees, Net of Reimbursements	Expense Limitations
Core Growth Fund	1.00%	1.50%
Emerging Markets Small Cap Fund	1.31%	1.95%
Global Opportunities Fund	1.50%	1.95%
Heritage Growth Fund	0.55%	0.95%
International Growth Fund	1.25%	1.75%
International Opportunities Fund	1.59%	2.25%
Large Cap Value Fund	0.87%	1.10%
Long/Short Fund	1.10%	—
Micro Cap Fund	1.95%	2.25%
Micro Cap Value Fund	1.84%	2.25%
Small Cap Growth Fund	1.00%	1.50%
Small Cap Value Fund	1.50%	1.95%
Strategic Income Fund	0.36%	0.95%
Ultra Growth Fund	1.00%	1.50%
World Innovators Fund	1.41%	1.95%
Income Fund*	0.55%	—
U.S. Treasury Fund**	0.47%	0.75%

*

The Income Fund is managed by 1st Source. Under a sub-advisory agreement between the Advisor and 1st Source, the Advisor has agreed to pay 1st Source a management fee, which is currently equal to 0.28% of such Fund’s daily net assets. 1st Source may reimburse the Advisor for certain expenses.

**

The U.S. Treasury Fund is managed by HIMCO. Under a sub-advisory agreement between the Advisor and HIMCO, the Advisor has agreed to pay HIMCO a management fee, which is currently equal to 0.25% of such Fund’s daily net assets. HIMCO may reimburse the Advisor for certain expenses.

WASATCH FUNDS — Management

PORTFOLIO MANAGERS

All Wasatch Funds (except the Income and U.S. Treasury Funds) are managed using a team approach. The Wasatch research team consists of experienced investment professionals. The lead portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objectives and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.

Name of Fund	Portfolio Manager(s)
Core Growth Fund	JB Taylor and Paul Lambert
Emerging Markets Small Cap Fund	Roger D. Edgley, CFA and Laura Geritz, CFA
Global Opportunities Fund	Robert Gardiner, CFA and Blake H.Walker
Heritage Growth Fund	Chris D. Bowen and Ryan Snow
International Growth Fund	Roger D. Edgley, CFA
International Opportunities Fund	Roger D. Edgley, CFA and Blake H.Walker
Large Cap Value Fund	Ralph C. Shive, CFA and Michael L. Shinnick
Long/Short Fund	Michael L. Shinnick and Ralph C. Shive, CFA
Micro Cap Fund	Daniel Chace, CFA
Micro Cap Value Fund	Brian Bythrow, CFA
Small Cap Growth Fund	Jeff Cardon, CFA
Small Cap Value Fund	Jim Larkins, MBA
Strategic Income Fund	Samuel S. Stewart, Jr., PhD, CFA
Ultra Growth Fund	Ajay Krishnan, CFA
World Innovators Fund	Samuel S. Stewart, Jr., PhD, CFA

1st Source and, HIMCO under the supervision of the Advisor, are responsible for making investment decisions for the Income Fund and the U.S. Treasury Fund, respectively. The individuals listed below are primarily responsible for the day-to-day portfolio management of the respective Fund.

Name of Fund	Portfolio Manager
Income Fund	Paul W. Gifford, CFA
U.S. Treasury Fund	Van R. Hoisington

Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, Chairman of the Board from 1986 through 2004 and Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager for the Strategic Income Fund since February 2006 and the World Innovators Fund since May 2008. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.

Jeff Cardon, CFA is Chief Executive Officer, Treasurer and a Director of the Advisor. He has been the lead portfolio manager for the Small Cap Growth Fund since 1986. Mr. Cardon joined the Advisor in 1980. He holds a Bachelor of Science in Finance from the University of Utah.

Chris D. Bowen has been a lead portfolio manager for the Heritage Growth Fund since its inception in 2004. He joined the Advisor in 2001. Prior to joining the Advisor, Mr. Bowen earned a Master in Business Administration from the University of Maryland. From 1996 to 1999, he worked in Washington, D.C. as an analyst with the Financial Institutions Regulatory Group of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. He received a Bachelor of Arts in Economics from St. Mary’s College of Maryland where he graduated Summa Cum Laude.

Brian Bythrow, CFA has been a lead portfolio manager for the Micro Cap Value Fund since 2003. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University in Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.

Daniel Chace, CFA has been a lead portfolio manager for the Micro Cap Fund since 2004. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master in Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.

Roger D. Edgley, CFA has been a lead portfolio manager for the International Growth Fund since January 2006, the International Opportunities Fund since 2005 and the Emerging Markets Small Cap Fund since October 2007. Mr. Edgley is also the Director of International Research for the Advisor. Prior to joining the Advisor in 2002, Mr. Edgley was a principal, director of international research and portfolio manager for Liberty Wanger Asset Management in Chicago, which managed the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm’s Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a native of the United Kingdom and earned a Bachelor of Science with honors in Psychology from the University of Hertfordshire, a Master of Arts in Philosophy from the University of Sussex and a Master of Science in Social Psychology with Statistics from the London School of Economics.

Robert T. Gardiner, CFA has been a portfolio manager for the Global Opportunities Fund since it launched in 2008. Previously, he was the lead portfolio manager on the Micro Cap Fund from its inception in 1995 through 2007. Mr. Gardiner was also instrumental in launching the Wasatch Small Cap Value and Micro Cap Value Funds and served as a Portfolio Manager on both. Mr. Gardiner joined Wasatch Advisors in 1981 and has spent his entire career in

JANUARY 31, 2011

the field of investment management. He served as a Director of Wasatch Advisors from 1994 to 2007 and the Director of Research from 2005 to 2007. Mr. Gardiner relinquished his administrative duties in 2008 to focus solely on analyzing investments and managing the Global Opportunities Fund. Mr. Gardiner graduated magna cum laude from the University of Utah with a Bachelor of Arts in Mathematics and a Bachelor of Science in Physics, with minors in French and Chemistry.

Laura Geritz, CFA has been a lead portfolio manager for the Emerging Markets Small Cap Fund since 2009. She joined the Advisor in 2006 as a Senior Equities Analyst for the International Growth and International Opportunities Funds. Prior to joining the advisor, Ms. Geritz worked at Mellon Corporation from 2004 to 2006 as a Senior Managing Analyst on a micro cap and a small cap growth fund. Ms. Geritz started her career in the securities industry at American Century Investments in 1999 as a bilingual Investor Relations Representative. She was quickly promoted to an analytical role, recommending stocks to a large cap fund and two mid cap funds, in 2000 and became a full-time member of the large cap domestic growth team in 2001. She served as an Investment Analyst at the firm from 2001, analyzing companies and making portfolio management decisions, until she relocated to Denver, Colorado in late 2003. Shortly after relocating, she joined Mellon Corporation as an analyst. Ms. Geritz graduated with honors from The University of Kansas with a Bachelor of Arts in Political Science and History. Later, she earned a Master’s Degree in East Asian Languages and Cultures. Before completing her Master’s, Laura spent a year living and teaching English in Japan.

Ajay Krishnan, CFA has been a lead portfolio manager for the Ultra Growth Fund since 2000. He served as a portfolio manager for the Global Science & Technology Fund from 2000 through January 2007. Mr. Krishnan joined the Advisor in 1994. He holds a Master’s degree in business from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.

Paul Lambert has been a portfolio manager for the Core Growth Fund since 2005. Mr. Lambert began working on the Core Growth Fund as a Senior Analyst in 2003. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.

Jim Larkins, MBA has been a lead portfolio manager for the Small Cap Value Fund since 1999. Mr. Larkins became an analyst on the Small Cap Value Fund at its launch in 1997. Mr. Larkins joined the Advisor in 1995. He holds a Master’s degree in Business and a Bachelor of Arts in Economics from Brigham Young University.

Ralph C. Shive, CFA, has been a lead portfolio manager for the Large Cap Value Fund and a portfolio manager for the Long/Short Fund since these Funds commenced operations in December 2008. Mr. Shive joined the Advisor at that time. Mr. Shive was a portfolio manager of the 1st Source Monogram Income Equity Fund (the Predecessor Fund to the Wasatch Large Cap Value Fund) from September 1996 until December 2008. Mr. Shive served as Vice

President and Chief Investment Officer of 1st Source from April 1998 through December 2008 and served as Investment Officer of 1st Source Bank from September 1989 through December 2008. Mr. Shive has worked as an analyst and portfolio manager for over 30 years after receiving his Bachelor of Arts from Southern Methodist University.

Michael L. Shinnick has been a lead portfolio manager for the Long/Short Fund and a portfolio manager for the Large Cap Value Fund since these Funds commenced operations in December 2008. Mr. Shinnick joined the Advisor at that time. Mr. Shinnick was a portfolio manager of the 1st Source Monogram Long/Short Fund (the Predecessor Fund to the Wasatch Long/Short Fund) from its inception in August 2003 through December 2008. Mr. Shinnick served as a Portfolio Manager of 1st Source Corporation Investment Advisors, Inc. from May 2003 through December 2008. From 1994 to 2000, Mr. Shinnick was a principal and then a partner with Diamond Technology Partners, Inc., Chicago, Illinois, a global management consulting firm. From 2000 to 2001, Mr. Shinnick was an officer of Zurich Financial Services, Inc., New York, New York, in its Z-COSM venture group. From 2002 to May 2003, Mr. Shinnick was a private investor. Mr. Shinnick received a Bachelor of Arts from the University of Notre Dame.

Ryan Snow has been a lead portfolio manager for the Heritage Growth Fund since its inception in 2004. He joined the Advisor in 2000. Mr. Snow worked for Fidelity Investments from 1999 until he joined the Advisor. He holds a Bachelor of Science in Finance from the University of Utah.

JB Taylor has been a lead portfolio manager for the Core Growth Fund since 2000. Mr. Taylor began working on the portfolio as a Senior Analyst in 1999. Mr. Taylor joined the Advisor in 1996. He holds a Bachelor of Science in Industrial Engineering from Stanford University.

Blake H. Walker has been a lead portfolio manager for the International Opportunities Fund since January 2005 and the Global Opportunities Fund since November 2008. He joined the Advisor in 2002. Mr.Walker graduated from Brigham Young University in 2002 with a Bachelor of Science in Accounting. A native of Toronto, Canada, Mr.Walker also spent nearly two years living in France and is fluent in French.

Van R. Hoisington has been the portfolio manager of the U.S. Treasury Fund since 1996. In addition, he has served as President and Senior Investment Officer of HIMCO since he founded the firm in 1980. Mr. Hoisington received a Bachelor of Arts degree from the University of Kansas and a Master’s degree in business from Fort Hays Kansas University.

Paul W. Gifford, CFA serves as Chief Investment Officer and Vice President of 1st Source and joined 1st Source Bank in April 2000. He has been the portfolio manager of the Income Fund since the Fund commenced operations in December 2008. Mr. Gifford served as the portfolio manager of the 1st Source Monogram Income Fund (the Predecessor Fund) from April 2000 through December 2008. From December 1990 to April 2000, Mr. Gifford served as assistant Vice President, Portfolio Manager and Product Manager with Bremer Trust, N.A., after receiving his Bachelor of Science from the University of Minnesota-Mankato.

WASATCH FUNDS — Management	JANUARY 31, 2011

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

SERVICE PROVIDERS

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, #100

Austin, TX 78746-6464

Sub-Advisor for the Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Shareholder’s Guide	JANUARY 31, 2011

INVESTMENT MINIMUMS

New Accounts	$2,000

New Accounts with an Automatic Investment Plan	$1,000

Individual Retirement Accounts (IRAs)	$2,000

Coverdell Education Savings Accounts	$1,000

Make checks payable to Wasatch Funds

HOW TO CONTACT WASATCH

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

MAIL

REGULAR MAIL DELIVERY

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see “Account Policies.”

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

ONLINE

Visit Wasatch Funds’ website, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

WASATCH FUNDS — Shareholder’s Guide	JANUARY 31, 2011

PURCHASE SHARES FOR AN EXISTING ACCOUNT

ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

MAIL

Complete the additional investment form from your statement or write a note that includes the name of the Fund, name of the account and the account number. Mail the form or note and a check.

WIRE

Have your bank send your investment to:

•	UMB Bank, N.A.
•	ABA Number 101000695

For credit to Wasatch Funds

•	Account Number 987-060-9800

For further credit to:

•	Wasatch (name of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

AUTOMATICALLY

Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

GENERAL

•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

ONLINE

You may sell shares in amounts of $500 up to $50,000.

TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

MAIL

Send Wasatch Funds a letter that includes:

•	Your name
•	The Fund(s) name
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)

For IRA accounts, please obtain an IRA Distribution Form from our website or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

AUTOMATICALLY

Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

WASATCH FUNDS — Account Policies	JANUARY 31, 2011

WHY WASATCH CLOSES OR REOPENS FUNDS

The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the integrity of a Fund’s investment strategy or objective. Hard closing or soft closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time-to-time is in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.

The SAI provides more detailed information about why and when a Fund may be hard closed or soft closed.

HOW WASATCH CLOSES OR REOPENS FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ website at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You may sign up on the Funds’ website to receive an electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.

Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC). Please see “Other Important Information” for more information about how to view or obtain copies of documents filed with the SEC.

POLICIES TO PREVENT MARKET TIMING

Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Trustees’ has adopted poli-

cies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees’ at its next regularly scheduled quarterly meeting.

The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Funds execute agreements with intermediaries that obligate them to provide certain shareholder data so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased Funds through financial intermediaries that do not execute the new information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

REQUIRED INFORMATION

Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•	The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000 and regular accounts opened with an automatic investment plan is $1,000.
•

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly or $100 quarterly.

WASATCH FUNDS — Account Policies

•	The Funds reserve the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan

There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type.

TYPES OF EDUCATION SAVINGS PLANS

•	Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as a member of Wasatch Premier Services. Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:

•	Access to a select Premier Services Team Member or individual Premier Account Executive.
•	Use of an exclusive Premier Toll Free number.
•	Exemptions for certain account and maintenance fees.
•	Priority notification of new or re-opened Wasatch Funds.
•	Access to quarterly comments from Wasatch portfolio managers with choice of delivery options.
•	Choice of monthly or quarterly statements.
•	Access to closed funds.
•	Choice of quarterly, semi-annual or annual review of Wasatch Funds accounts with a Premier Services Team Member.

Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Funds reserve the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.

NO CANCELLATIONS

Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

•	There are no sales charges to purchase shares of the Funds.
•	The purchase price of your shares will be determined the next time the Funds’ share prices are calculated after the transfer agent receives your request in good order.
•	Purchases must be made in U.S. dollars.
•	The Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•

The Funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Wasatch Federated Money Market Account (Money Market Fund).

•

Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
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When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.

•	A $20 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy”.

SELLING (REDEEMING) SHARES

•	You may request that the Funds redeem all or a portion of your shares.
•	The price of shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent receives your request in good order.
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Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

•	You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.
•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.

JANUARY 31, 2011

•	The Funds do not accept redemption requests made via fax.
•	The Funds will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Funds can delay payment of redemption proceeds for up to seven days at any time.
•

Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Funds reserve the right to redeem in kind.
•	The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•	Redeeming shares may result in a taxable capital gain or loss.
•

Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

REDEMPTION FEE

•	The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges out of the Money Market Fund will not trigger this redemption fee.
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The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain the transferer’s “age” of the shares in the hand of the transferor.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with the anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened.

•

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.

•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
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The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

•

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

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The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

WASATCH FUNDS — Account Policies

HOW FUND SHARES ARE PRICED

•

The Funds’ share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent receives your request in good order.

•

A Fund’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

•	The Funds’ share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•

The Funds’ share prices will not be calculated on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

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The Funds’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Funds invest in registered open-end investment companies (other than exchange traded funds), such investments are valued based on the net asset value of such funds and the prospectuses of such funds will explain the circumstances under which these companies will be using fair value pricing and the effects of using fair value pricing.

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If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Funds with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures.

•

A Fund’s investments will be valued at fair value by or with the oversight of the joint Pricing Committee of the Advisor and the Funds with the oversight by the Board of Directors if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.
•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value a fund would have received if it had sold the investment.
•

The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds’ shares are not calculated. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).
•	To request a wire transfer or ACH of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
•	To add telephone privileges.

The Funds reserve the right to require a Medallion signature guarantee under other circumstances.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

AUTOMATIC INVESTMENT PLAN (AIP)

•	Online, the AIP may be referred to as a pre-authorized draft or PAD.

JANUARY 31, 2011

•	Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Funds do not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•

When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.

•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.
•	The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

•	Fund shares may be exchanged for shares of other Wasatch Funds on days the New York Stock Exchange (NYSE) is open for business.
•	The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing”.
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.
•	New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

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To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.

•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.
•	The Funds do not accept exchange requests made via fax.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
•	Exchanging shares may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE WASATCH FEDERATED MONEY MARKET ACCOUNT

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You may exchange all or a portion of your investment in the Funds for shares of the Wasatch Federated Money Market Account (the “Money Market Fund”), a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The Money Market Fund and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS.

•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•

Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday.

WASATCH FUNDS — Account Policies

Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus of the Money Market Fund prior to exchanging into it.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING AND SELLING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

•	You may buy or sell shares of the Funds through banks or investment professionals, including brokers who may charge you a transaction fee for this service.
•	Certain features offered by the Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•

The Funds and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of shares of the Funds. The Funds and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Funds.

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The Advisor may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers, third-party record keepers, and other industry professionals) for the sale and/or distribution of Funds’ shares or the retention and/or servicing of shareholders’ accounts (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees payable by the Funds, or any other fees described in the fee tables or elsewhere in the Prospectus or Statement of Additional Information. Examples of revenue sharing payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial institution’s sales force; granting the Advisor access to the financial institution’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial institutions, from time to time. The revenue sharing payments may be substantial, and may be different for different financial institutions depending on the services provided. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institutions’ customers.

•

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our website.

Annual reports are dated September 30, the close of the Funds’ fiscal year, and contain important information about the Funds, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Funds’ performance and portfolio holdings as well as unaudited financial statements.

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.

Additional copies of shareholder reports are available by downloading them from our website or calling a shareholder services representative.

ACCOUNT STATEMENTS

Account statements will be mailed quarterly, or you may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our website. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment

JANUARY 31, 2011

plan, you will receive confirmation of your purchases quarterly.

We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.

If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

NEW ACCOUNT NOTICE

Certain states require the Funds to notify shareholders that the assets held in their account may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.

INVOLUNTARY REDEMPTION

The Funds reserve the right to redeem the shares held in any account if the account balance falls below $500 unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES

The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these cir-

cumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

To guard against check fraud, the Funds will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.

ADDRESS CHANGES

To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

ABOUT THE WASATCH FEDERATED MONEY MARKET ACCOUNT

Please be sure to read the separate prospectus for the Money Market Fund carefully before investing in it. The Money Market Fund is managed by Federated Investment Management Company, not by Wasatch Advisors, Inc. Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund.

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Large Cap Value, Long/Short, Strategic Income and U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds, (except the Large Cap Value, Long/Short and Strategic Income Funds), it is intended that substantially all of such Funds’ net investment income, if any, will be distributed at least annually as dividends to shareholders. It is intended that substantially all of the Income Fund’s net investment income (income less expenses) will be distributed monthly as dividends to shareholders. As noted below, the Equity Funds except the Large Cap Value Fund and Strategic Income Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.

CAPITAL GAINS

When the Funds sell portfolio securities they may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

Purchasing shares of a Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.

For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Funds qualify as regulated investment companies and distribute their income as required by the tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of each Fund will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2013. In certain cases (for example with some capital gains attributable to REIT shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”

Distributions paid from the Funds’ long-term capital gains and properly reported by the Fund as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Equity Funds, except the Large Cap Value Fund and Strategic Income Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.

The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Funds may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

The following information applies to the Equity Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated

JANUARY 31, 2011

earnings and profits, a return of capital results. Similarly, the Funds may pay a return of capital distribution to you by distributing more cash than their current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.

Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

The following information is particularly important for investors in the Emerging Markets Small Cap, Global Opportunities, International Growth, International Opportunities and World Innovators Funds, which may invest significant assets in foreign countries. To the extent a Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

WHEN YOU WILL RECEIVE TAX INFORMATION

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

WASATCH FUNDS — Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each Wasatch Fund for the past five years or since inception if a Fund has been in operation less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

For the Funds specified below, other than the Large Cap Value, Long/Short and Income Funds, Financial Highlights for the periods ended after and including September 30, 2006 were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report which is available upon request.

The Large Cap Value Fund, Long/Short and Income Funds each commenced operations on December 15,

2008, upon the reorganization of the Predecessor Fund into the respective Wasatch Fund. With the reorganization, the Funds assumed the financial and performance history of the applicable Predecessor Fund. Effective September 19, 2008, the Predecessor Fund changed its fiscal year end to September 30. The Financial Highlights for the Large Cap Value, Long/Short and Income Funds for the years ended September 30, 2009 and 2010, were audited by PricewaterhouseCoopers LLP, an independent public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report which is available upon request. The information for all periods prior to September 30, 2008 was audited by other independent registered public accounting firms whose reports expressed unqualified opinions on those statements.

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008		2007	2006

Net asset value, beginning of period	$25.88		$26.38		$42.98		$41.08	$43.92

Income (loss) from investment operations:
Net investment income (loss)	0.03		—	[1]	0.19		(0.05)	0.17
Net realized and unrealized gains (losses) on investments	4.05		(0.23)		(8.98)		5.65	0.90

Total from investment operations	4.08		(0.23)		(8.79)		5.60	1.07

Redemption fees (see Note 2)	—	[1]	—	[1]	—	[1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)		(0.27)		—		(0.14)	(0.63)
Distributions from net realized gains	—		—		(7.81)		(3.56)	(3.28)

Total distributions	(0.01)		(0.27)		(7.81)		(3.70)	(3.91)

Net asset value, end of period	$29.95		$25.88		$26.38		$42.98	$41.08

Total return	15.75%		(0.45)%		(24.82)%		14.28%	2.46%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$418,642		$409,949		$645,769		$1,250,618	$1,381,027
Ratio of expenses to average net assets	1.29%	[2]	1.34%		1.21%		1.18%	1.17%
Ratio of net investment income (loss) to average net assets	0.02%		0.24%		0.52%		(0.09)%	0.38%
Portfolio turnover rate	19%		30%		44%		54%	42%

EMERGING MARKETS SMALL CAP FUND	Year Ended September 30				Period Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008[3]
Net asset value, beginning of period	$1.57		$1.24		$2.00

Income (loss) from investment operations:
Net investment income	0.01		—	[1]	—	[1]
Net realized and unrealized gains (losses) on investments	0.80		0.33		(0.76)

Total from investment operations	0.81		0.33		(0.76)

Redemption fees (see Note 2)	—	[1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)		—	[1]	—	[1]

Total distributions	(0.01)		—	[1]	—	[1]

Net asset value, end of period	$2.37		$1.57		$1.24

Total return	51.69%		26.80%		(37.88)%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$446,751		$50,489		$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.06%	[5]	2.10%		2.10%	[6]
Before waivers and reimbursements	2.39%	[5]	3.03%		2.67%	[6]
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.82%		0.12%		0.27%	[6]
Before waivers and reimbursements	0.49%		(0.81)%		(0.29)%	[6]
Portfolio turnover rate	23%		78%		38%	[4]
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01%.

[3]	Fund inception date was October 1, 2007.

[4]	Not annualized for periods less than one year.

[5]	Includes extraordinary expenses of less than 0.01%.

[6]	Annualized.

WASATCH FUNDS — Financial Highlights

GLOBAL OPPORTUNITIES FUND	Year Ended September 30	Period Ended September 30
(for a share outstanding throughout each period)	2010	2009[1]

Net asset value, beginning of period	$3.38	$2.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gains on investments	0.70	1.39

Total from investment operations	0.68	1.38

Redemption fees (see Note 2)	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.01)	—
Distributions from net realized gains	(0.08)	—

Total distributions	(0.09)	—

Net asset value, end of period	$3.97	$3.38

Total return	20.41%	69.00%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$234,904	$117,385
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.25% [4]	2.25%	[5]
Before waivers and reimbursements	2.33% [4]	2.61%	[5]
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.73)%	(0.67)%	[5]
Before waivers and reimbursements	(0.81)%	(1.03)%	[5]
Portfolio turnover rate	23%	22%	[3]

WORLD INNOVATORS FUND (FORMERLY GLOBAL SCIENCE & TECHNOLOGY FUND)	Year Ended September 30
(for a share outstanding throughout each period)	2010	2009		2008	2007	2006
Net asset value, beginning of period	$11.12	$10.31		$17.69	$13.97	$12.98

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.12)		(0.25)	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	2.65	0.93		(5.65)	4.43	1.40

Total from investment operations	2.55	0.81		(5.90)	4.31	1.26

Redemption fees (see Note 2)	— [2]	—	[2]	— [2]	— [2]	— [2]

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—
Distributions from net realized gains	—	—		(1.48)	(0.59)	(0.27)

Total distributions	(0.02)	—		(1.48)	(0.59)	(0.27)

Net asset value, end of period	$13.65	$11.12		$10.31	$17.69	$13.97

Total return	22.91%	7.86%		(36.07)%	31.63%	9.81%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$65,767	$59,540		$82,164	$204,142	$126,359
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.96% [6]	1.95%		1.92%	1.85%	1.94%
Before waivers and reimbursements	2.05% [6]	2.14%		1.92%	1.85%	1.94%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.74)%	(0.88)%		(1.24)%	(0.97)%	(1.15)%
Before waivers and reimbursements	(0.83)%	(1.07)%		(1.24)%	(0.97)%	(1.15)%
Portfolio turnover rate	74%	41%		89%	78%	58%
[1]	Fund inception date was November 17, 2008.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.
[4]	Includes extraordinary expenses of less than 0.01%.

[5]	Annualized.

[6]	Includes extraordinary expenses of 0.01%.

WASATCH FUNDS — Financial Highlights

HERITAGE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$9.28		$9.00	$12.57	$11.40	$11.43

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.06	0.06	(0.01)	—	[1]
Net realized and unrealized gains (losses) on investments	1.39		0.26	(2.57)	1.53	0.28

Total from investment operations	1.48		0.32	(2.51)	1.52	0.28

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.06)		(0.02)	—	— [1]	(0.01)
Distributions from net realized gains	—		(0.02)	(1.06)	(0.35)	(0.30)

Total distributions	(0.06)		(0.04)	(1.06)	(0.35)	(0.31)

Net asset value, end of period	$10.70		$9.28	$9.00	$12.57	$11.40

Total return	16.06%		3.74%	(21.54)%	13.59%	2.46%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$78,274		$77,194	$95,414	$208,918	$244,380
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.96%	[2]	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements	1.11%	[2]	1.21%	1.01%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.81%		0.74%	0.44%	(0.06)%	0.01%
Before waivers and reimbursements	0.66%		0.48%	0.38%	(0.06)%	0.01%
Portfolio turnover rate	36%		33%	48%	56%	54%

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.91		$11.83	$24.42	$21.83	$18.50

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.13)	(0.28)	0.03	(0.09)
Net realized and unrealized gains (losses) on investments	4.73		2.24	(9.19)	6.61	3.42

Total from investment operations	4.75		2.11	(9.47)	6.64	3.33

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—		(0.03)	(0.68)	—	—
Distributions from net realized gains	—		—	(2.44)	(4.05)	—	[1]

Total distributions	—		(0.03)	(3.12)	(4.05)	—	[1]

Net asset value, end of period	$18.66		$13.91	$11.83	$24.42	$21.83

Total return	34.15%		18.03%	(44.01)%	34.02%	18.00%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$285,446		$173,226	$194,780	$534,903	$383,135
Ratio of expenses to average net assets	1.86%	[4]	1.94%	1.83%	1.76%	1.78%
Ratio of net investment income (loss) to average net assets	0.10%		0.03%	(0.15)%	0.11%	(0.42)%
Portfolio turnover rate	44%		56%	44%	60%	64%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01%.
[3]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

[4]	Includes extraordinary expenses of less than 0.01%.

WASATCH FUNDS — Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006

Net asset value, beginning of period	$1.97		$1.60		$3.65	$2.71	$2.19

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01		0.07	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.63		0.36		(1.45)	1.13	0.53

Total from investment operations	0.62		0.37		(1.38)	1.12	0.52

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.02)		—	[1]	(0.14)	— [1]	—
Distributions from net realized gains	—		—		(0.53)	(0.18)	—

Total distributions	(0.02)		—		(0.67)	(0.18)	—

Net asset value, end of period	$2.57		$1.97		$1.60	$3.65	$2.71

Total return	31.71%		23.60%		(45.33)%	42.73%	23.74%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$152,178		$93,856		$55,691	$56,433	$36,839
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.26%	[2]	2.26%	[3]	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.62%	[2]	2.79%	[3]	2.59%	2.51%	2.62%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.60)%		(0.28)%		(0.09)%	(0.18)%	(0.29)%
Before waivers and reimbursements	(0.96)%		(0.81)%		(0.43)%	(0.44)%	(0.66)%
Portfolio turnover rate	51%		69%		63%	54%	43%

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006
Net asset value, beginning of period	$3.89		$4.14		$7.19	$6.79	$7.58

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.03)		(0.07)	(0.09)	(0.10)
Net realized and unrealized gains (losses) on investments	0.60		(0.21)		(1.81)	1.29	0.65

Total from investment operations	0.55		(0.24)		(1.88)	1.20	0.55

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—		(0.01)		—	—	—
Distributions from net realized gains	—		—		(1.17)	(0.80)	(1.34)

Total distributions	—		(0.01)		(1.17)	(0.80)	(1.34)

Net asset value, end of period	$4.44		$3.89		$4.14	$7.19	$6.79

Total return	14.14%		(5.70)%		(30.46)%	18.72%	8.51%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$283,551		$272,537		$359,394	$631,417	$583,901
Ratio of expenses to average net assets	2.18%	[4]	2.24%		2.16%	2.14%	2.14%
Ratio of net investment loss to average net assets	(1.10)%		(0.96)%		(1.26)%	(1.25)%	(1.39)%
Portfolio turnover rate	34%		46%		54%	48%	46%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01%.
[3]	Includes interest expense of 0.01%.

[4]	Includes interest expense of less than 0.01%.

WASATCH FUNDS — Financial Highlights

MICRO CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$2.11		$1.80	$2.98	$2.93	$2.72

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	0.30		0.33	(0.75)	0.64	0.50

Total from investment operations	0.28		0.31	(0.77)	0.61	0.47

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)		—	—	—	—
Distributions from net realized gains	—		—	(0.41)	(0.56)	(0.26)

Total distributions	(0.01)		—	(0.41)	(0.56)	(0.26)

Net asset value, end of period	$2.38		$2.11	$1.80	$2.98	$2.93

Total return	13.26%		17.22%	(29.67)%	22.84%	18.89%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$185,587		$115,216	$97,912	$120,039	$95,508
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements	2.26%	[2]	2.26%	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.37%	[2]	2.46%	2.35%	2.30%	2.33%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements	2.26%	[2]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.37%	[2]	2.45%	2.35%	2.30%	2.33%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.32)%		(1.36)%	(1.21)%	(1.06)%	(0.99)%
Before waivers and reimbursements	(1.43)%		(1.56)%	(1.31)%	(1.11)%	(1.07)%
Portfolio turnover rate	88%		145%	144%	105%	95%

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006
Net asset value, beginning of period	$28.59		$26.50	$40.10	$36.99	$41.23

Income (loss) from investment operations:
Net investment loss	(0.22)		(0.12)	(0.16)	(0.25)	(0.26)
Net realized and unrealized gains (losses) on investments	5.87		2.27	(8.85)	6.28	0.84

Total from investment operations	5.65		2.15	(9.01)	6.03	0.58

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—		(0.06)	(4.59)	(2.92)	(4.82)

Total distributions	—		(0.06)	(4.59)	(2.92)	(4.82)

Net asset value, end of period	$34.24		$28.59	$26.50	$40.10	$36.99

Total return	19.76%		8.20%	(25.42)%	16.94%	1.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,110,087		$809,318	$735,546	$1,075,433	$1,234,978
Ratio of expenses to average net assets	1.27%	[3]	1.29%	1.21%	1.19%	1.18% [4]
Ratio of net investment loss to average net assets:	(0.74)%		(0.60)%	(0.47)%	(0.52)%	(0.64)%
Portfolio turnover rate	17%		52%	51%	43%	41%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01%.

[3]	Includes extraordinary expenses of less than 0.01%.
[4]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

WASATCH FUNDS — Financial Highlights

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$2.75		$2.82	$5.22	$5.29	$5.67

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	0.01	0.01	0.05
Net realized and unrealized gains (losses) on investments	0.34		(0.06)	(1.11)	0.67	0.36

Total from investment operations	0.33		(0.07)	(1.10)	0.68	0.41

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.04)	(0.07)
Distributions from net realized gains	—		—	(1.29)	(0.71)	(0.72)

Total distributions	—		—	(1.30)	(0.75)	(0.79)

Net asset value, end of period	$3.08		$2.75	$2.82	$5.22	$5.29

Total return	12.00%		(2.48)%	(26.26)%	13.32%	7.88%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$211,571		$218,358	$336,914	$660,637	$664,625
Ratio of expenses to average net assets	1.85%	[2]	1.92%	1.76%	1.69%	1.68%
Ratio of net investment income (loss) to average net assets	(0.23)%		(0.33)%	0.15%	0.18%	0.81%
Portfolio turnover rate	62%		89%	78%	84%	40%

STRATEGIC INCOME FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006[3]
Net asset value, beginning of period	$6.77		$7.62	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.31		0.29	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	0.70		(0.85)	(2.29)	0.54	0.44

Total from investment operations	1.01		(0.56)	(1.74)	1.02	0.75

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	0.01	—	[1]

Less distributions:
Dividends from net investment income	(0.27)		(0.29)	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	—		—	(1.14)	(0.04)	—

Total distributions	(0.27)		(0.29)	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$7.51		$6.77	$7.62	$11.00	$10.48

Total return	15.18%		(6.49)%	(18.17)%	9.77%	7.58%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$19,517		$17,710	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.99%	[5]	1.05%	0.97%	1.05%	0.95%	[6]
Before waivers and reimbursements	1.33%	[5]	1.71%	1.46%	1.57%	2.66%	[6]
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.95%	[5]	0.95%	0.95%	0.95%	0.95%	[6]
Before waivers and reimbursements	1.29%	[5]	1.61%	1.44%	1.47%	2.66%	[6]
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	4.35%		4.93%	5.96%	4.14%	5.40%	[6]
Before waivers and reimbursements	4.01%		4.27%	5.47%	3.62%	3.69%	[6]
Portfolio turnover rate	73%		84%	81%	86%	14%	[4]

[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01%.

[3]	Fund inception date was February 1, 2006.
[4]	Not annualized for periods less than one year.

[5]	Includes extraordinary expenses of less than 0.01%.

[6]	Annualized.

WASATCH FUNDS — Financial Highlights

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006

Net asset value, beginning of period	$15.66		$15.76	$27.78	$24.09	$27.98

Income (loss) from investment operations:
Net investment loss	(0.15)		(0.14)	(0.22)	(0.33)	(0.34)
Net realized and unrealized gains (losses) on investments	4.29		0.04	(8.28)	5.80	0.23
Net increase from payment by affiliate	—		—	—	—	— [1]

Total from investment operations	4.14		(0.10)	(8.50)	5.47	(0.11)

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—		—	(3.52)	(1.78)	(3.78)

Total distributions	—		—	(3.52)	(1.78)	(3.78)

Net asset value, end of period	$19.80		$15.66	$15.76	$27.78	$24.09

Total return	26.44%		(0.63)%	(35.09)%	23.80%	(0.48)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$178,566		$121,284	$144,004	$268,633	$306,406
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.68%	[2]	1.75%	1.53%	1.49%	1.48% [3]
Before waivers and reimbursements	1.68%	[2]	1.77%	1.53%	1.49%	1.48%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.14)%		(1.12)%	(0.93)%	(1.12)%	(1.19)%
Before waivers and reimbursements	(1.14)%		(1.14)%	(0.93)%	(1.12)%	(1.19)%
Portfolio turnover rate	45%		64%	84%	55%	76%

LARGE CAP VALUE FUND (FORMERLY WASATCH-1ST SOURCE INCOME EQUITY FUND)	Year Ended September 30			Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[4]	2008	2007	2006
Net asset value, beginning of period	$11.97		$12.93	$14.44	$14.80	$14.14	$13.61

Income (loss) from investment operations:
Net investment income	0.17		0.20	0.14 [5]	0.21	0.22	0.17
Net realized and unrealized gains (losses) on investments	0.67		(0.96)	(1.52)	0.31	1.66	2.10

Total from investment operations	0.84		(0.76)	(1.38)	0.52	1.88	2.27

Redemption fees (see Note 2)	—	[1]	— [1]	—	—	—	—

Less distributions:
Dividends from net investment income	(0.17)		(0.20)	(0.13)	(0.21)	(0.21)	(0.18)
Distributions from net realized gains	—		—	—	(0.67)	(1.01)	(1.56)

Total distributions	(0.17)		(0.20)	(0.13)	(0.88)	(1.22)	(1.74)

Net asset value, end of period	$12.64		$11.97	$12.93	$14.44	$14.80	$14.14

Total return	7.07%		(5.63)%	(9.65)%[6]	3.22%	13.69%	17.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,621,113		$1,385,508	$780,384	$447,674	$167,133	$129,508
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.11%	[2]	1.10%	1.04% [7]	1.13%	1.15%	1.19%
Before waivers and reimbursements	1.14%	[2]	1.22%	1.29% [7]	1.38%	1.40%	1.45%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.36%		1.93%	1.99% [7]	1.43%	1.52%	1.25%
Before waivers and reimbursements	1.33%		1.81%	1.74% [7]	1.18%	1.27%	0.99%
Portfolio turnover rate	17%		16%	5% [6]	36%	26%	37%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01%.

[3]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.
[4]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[5]	Average shares method used in calculation.

[6]	Not annualized for periods less than one year.

[7]	Annualized.

WASATCH FUNDS — Financial Highlights

LONG/SHORT FUND (FORMERLY WASATCH-IST SOURCE LONG/SHORT FUND)	Year Ended September 30			Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[1]		2008	2007	2006

Net asset value, beginning of period	$11.13		$10.81	$11.27		$11.59	$11.21	$10.69

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	0.05	[2]	0.27	0.26	0.21
Net realized and unrealized gains (losses) on investments	0.62		0.50	(0.46)		0.02	0.90	0.71

Total from investment operations	0.61		0.52	(0.41)		0.29	1.16	0.92

Redemption fees (see Note 2)	—	[3]	— [3]	—		—	—	—

Less distributions:
Dividends from net investment income	—	[3]	(0.05)	(0.05)		(0.28)	(0.28)	(0.20)
Distributions from net realized gains	—		(0.15)	—		(0.33)	(0.50)	(0.20)

Total distributions	—	[3]	(0.20)	(0.05)		(0.61)	(0.78)	(0.40)

Net asset value, end of period	$11.74		$11.13	$10.81		$11.27	$11.59	$11.21

Total return	5.52%		5.35%	(3.66)%	[4]	2.34%	10.44%	8.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$300,255		$146,127	$122,114		$87,410	$53,894	$29,831
Ratio of expenses to average net assets (including interest
expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.71%	[5]	1.91%	1.77%	[6]	1.75%	1.84%	1.72%
Before waivers and reimbursements	1.71%	[5]	1.96%	2.02%	[6]	2.00%	2.09%	1.98%
Ratio of expenses to average net assets (excluding interest
expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.34%	[5]	1.47%	1.46%	[6]	1.57%	1.56%	1.63%
Before waivers and reimbursements	1.34%	[5]	1.52%	1.71%	[6]	1.82%	1.81%	1.89%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	0.03%		0.24%	0.95%	[6]	2.25%	2.40%	1.98%
Before waivers and reimbursements	0.03%		0.19%	0.70%	[6]	2.00%	2.15%	1.72%
Portfolio turnover rate	60%		167%	71%	[4]	179%	172%	123%

U.S. TREASURY FUND			Year Ended September 30
(for a share outstanding throughout each period)			2010	2009		2008	2007	2006
Net asset value, beginning of period			$16.29	$14.95		$13.84	$14.12	$14.68

Income (loss) from investment operations:
Net investment income			0.54	0.55		0.58	0.64	0.39
Net realized and unrealized gains (losses) on investments			1.35	1.29		1.10	(0.29)	(0.24)

Total from investment operations			1.89	1.84		1.68	0.35	0.15

Redemption fees (see Note 2)			0.01	0.05		0.01	0.01	0.01

Less distributions:
Dividends from net investment income			(0.54)	(0.55)		(0.58)	(0.64)	(0.72)
Distributions from net realized gains			(0.48)	—		—	—	—

Total distributions			(1.02)	(0.55)		(0.58)	(0.64)	(0.72)

Net asset value, end of period			$17.17	$16.29		$14.95	$13.84	$14.12

Total return			12.65%	12.49%		12.33%	2.68%	1.21%

Supplemental data and ratios:
Net assets, end of period (in thousands)			$200,855	$154,099		$121,240	$115,788	$204,994
Ratio of expenses to average net assets:
Net of waivers and reimbursements			0.75% [5]	0.75%		0.74%	0.71%	0.72%
Before waivers and reimbursements			0.78% [5]	0.79%		0.74%	0.71%	0.72%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements			3.56%	3.34%		3.85%	4.23%	4.21%
Before waivers and reimbursements			3.53%	3.30%		3.85%	4.23%	4.21%
Portfolio turnover rate			49%	62%		31%	19%	2%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.
[4]	Not annualized for periods less than one year.

[5]	Includes extraordinary expenses of less than 0.01%.

[6]	Annualized.

WASATCH FUNDS — Financial Highlights

WASATCH-1ST SOURCE INCOME FUND	Year Ended September 30			Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[1]		2008	2007	2006

Net asset value, beginning of period	$10.04		$9.59	$9.95		$9.73	$9.63	$9.88

Income (loss) from investment operations:
Net investment income	0.29		0.33	0.18	[2]	0.40	0.38	0.33
Net realized and unrealized gains (losses) on investments	0.30		0.46	(0.35)		0.24	0.13	(0.18)

Total from investment operations	0.59		0.79	(0.17)		0.64	0.51	0.15

Redemption fees (see Note 2)	—	[3]	— [3]	—		—	—	—

Less distributions:
Dividends from net investment income	(0.29)		(0.34)	(0.19)		(0.42)	(0.41)	(0.40)

Total distributions	(0.29)		(0.34)	(0.19)		(0.42)	(0.41)	(0.40)

Net asset value, end of period	$10.34		$10.04	$9.59		$9.95	$9.73	$9.63

Total return	5.95%		8.42%	(1.69)%	[4]	6.74%	5.43%	1.52%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$138,095		$114,496	$89,081		$86,981	$78,921	$72,874
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.72%	[5]	0.84%	0.87%	[6]	0.95%	0.92%	0.95%
Before waivers and reimbursements	0.73%	[5]	0.88%	1.12%	[6]	1.20%	1.17%	1.21%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	2.87%		3.44%	3.66%	[6]	4.05%	3.95%	3.36%
Before waivers and reimbursements	2.86%		3.40%	3.41%	[6]	3.80%	3.70%	3.10%
Portfolio turnover rate	51%		28%	15%	[4]	56%	59%	70%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.
[4]	Not annualized for periods less than one year.

[5]	Includes extraordinary expenses of less than 0.01%.

[6]	Annualized.

WASATCH FUNDS — Other Important Information	JANUARY 31, 2011

GENERAL

If you have any questions about Wasatch Funds or would like more information, please contact Wasatch as noted below. You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at www.wasatchfunds.com or by contacting Wasatch at the telephone number or address noted below.

The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month periods, as applicable.

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Investment Company Act File Number: 811-4920

CONTACT THE SEC

You can go to the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

WASATCH FUNDS — Privacy Policy	JANUARY 31, 2011

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.

INFORMATION WE MAY COLLECT

Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, e-mail address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•

Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.wasatchfunds.com.

INFORMATION WE MAY DISCLOSE

We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•

To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.

•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

Prospectus

WASATCH®
FUNDS
Deeper, Disciplined Investing™

800.551.1700 • www.WasatchFunds.com

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Wasatch Core Growth Fund® (WGROX)	Wasatch Micro Cap Value Fund® (WAMVX)
Wasatch Emerging Markets Small Cap Fund™ (WAEMX)	Wasatch Small Cap Growth Fund® (WAAEX)
Wasatch Global Opportunities Fund™ (WAGOX)	Wasatch Small Cap Value Fund® (WMCVX)
Wasatch Heritage Growth Fund® (WAHGX)	Wasatch Strategic Income Fund® (WASIX),
Wasatch International Growth Fund® (WAIGX)	Wasatch Ultra Growth Fund® (WAMCX)
Wasatch International Opportunities Fund® (WAIOX)	Wasatch World Innovators Fund™ (WAGTX) (formerly Wasatch Global Science & Technology Fund® )
Wasatch Large Cap Value Fund™ (FMIEX) (formerly Wasatch–1st Source Income Equity Fund)	Wasatch–1st Source Income Fund™ (FMEQX)
Wasatch Long/Short Fund™ (FMLSX) (formerly Wasatch–1st Source Long/Short Fund)	Wasatch-Hoisington U.S. Treasury Fund® (WHOSX)
Wasatch Micro Cap Fund® (WMICX)

January 31, 2011

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 17 separate series or “Funds”, all of which are publicly offered and described herein: the Wasatch Core Growth Fund® (the “Core Growth Fund”), Wasatch Emerging Markets Small Cap Fund™ (the “Emerging Markets Small Cap Fund”), Wasatch Global Opportunities Fund™ (the “Global Opportunities Fund”), Wasatch Heritage Growth Fund® (the “Heritage Growth Fund”), Wasatch International Growth Fund® (the “International Growth Fund”), Wasatch International Opportunities Fund® (the “International Opportunities Fund”), Wasatch Large Cap Value Fund™ (formerly Wasatch–1st Source Income Equity Fund) (the “Large Cap Value Fund”), Wasatch Long/Short Fund™ (formerly Wasatch–1st Source Long/Short Fund) (the “Long/Short Fund”), Wasatch Micro Cap Fund® (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund® (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund® (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund® (the “Small Cap Value Fund”), Wasatch Strategic Income Fund® (the “Strategic Income Fund”), Wasatch Ultra Growth Fund® (the “Ultra Growth Fund”), Wasatch World Innovators Fund™ (formerly Wasatch Global Science & Technology Fund® ) (the “World Innovators Fund”), Wasatch–1st Source Income Fund™ (the “Income Fund”) and Wasatch-Hoisington U.S. Treasury Fund® (the “U.S. Treasury Fund”).

This Statement of Additional Information (the “SAI”) is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2011. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The audited financial statements for the Funds appear in such Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2010 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com.

P.O. Box 2172    Milwaukee, WI 53201-2172    www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

1

2

GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Wasatch Core Growth Fund, Wasatch Small Cap Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986, the Wasatch Ultra Growth Fund on August 16, 1992, the Wasatch Micro Cap Fund on June 19, 1995, the Wasatch Small Cap Value Fund on December 17, 1997, the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund) on December 19, 2000, the Wasatch International Growth Fund on June 28, 2002, the Wasatch Micro Cap Value Fund on July 28, 2003, the Wasatch Heritage Growth Fund on June 18, 2004, the Wasatch International Opportunities Fund on January 27, 2005, the Wasatch Strategic Income Fund on February 1, 2006, the Wasatch Emerging Markets Small Cap Fund on October 1, 2007, the Wasatch Global Opportunities Fund on November 17, 2008, and the Wasatch-1st Source Income Fund, the Wasatch Large Cap Value Fund (formerly Wasatch-1st Source Income Equity Fund) and the Wasatch Long/Short Fund (formerly Wasatch-1st Source Long/Short Fund) on December 15, 2008.

The Income Fund, Large Cap Value Fund and Long/Short Fund each commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund, respectively, (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), each a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of a Predecessor Fund received shares of the applicable Wasatch Fund. With the reorganization, each Fund assumed the financial and performance history of the applicable Predecessor Fund. Effective September 19, 2008, each Predecessor Fund changed its fiscal year end to September 30.

Each Fund is advised by Wasatch Advisors, Inc. (the “Advisor”). The U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (“Hoisington”). The Income Fund is sub-advised by 1st Source Corporation Investment Advisors, Inc. (“1st Source”). Hoisington and 1st Source are each referred to herein as a “Sub-Advisor” or collectively, the “Sub-Advisors.”

Open/Closed Status of Funds.    The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, Income Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, U.S. Treasury Fund, and World Innovators Fund are each open to investors.

Effective as of the date of this SAI, the Small Cap Growth Fund will close to most third party intermediaries. This change will affect new investors purchasing through third party intermediaries. Existing shareholders of the Fund may continue to purchase additional shares. The Small Cap Growth Fund will remain open to all retirement plans and certain investment advisers with existing positions.

FUND INVESTMENTS

Wasatch Funds is a registered open-end management investment company currently offering 17 separate Funds. The Core Growth Fund, Emerging Markets Small Cap Fund, Heritage Growth Fund, Income Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, U.S. Treasury Fund, and World Innovators Fund, are each diversified funds.

3

The Global Opportunities Fund and Long/Short Fund are each non-diversified funds, which means that each is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of each Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by each of the Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of each Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund are each referred to as an equity fund (each, an “Equity Fund,” and collectively, the “Equity Funds”).

The Prospectus has a description concerning the investment objectives and policies of each of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Funds (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

Fund Names and Investment Policies.    The Emerging Markets Small Cap Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks.

Borrowing to Purchase Securities (Leveraging).    The Equity Funds and Income Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

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The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor and 1st Source believe there may be times when it may be advantageous to the applicable Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities.    The Equity Funds and Income Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor or 1st Source, as applicable, will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion

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value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds.    The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Advisor or Sub-Advisor, as applicable, to be of comparable quality. The Equity Funds (other than the Large Cap Value Fund) may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). Similarly, the Income Fund may also invest up to 10% of its net assets in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives.    The Equity Funds and Income Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Equity Funds and Income Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Equity Funds (other than the Large Cap Value Fund and Long/Short Fund) may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. An Equity Fund and the Income Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price.

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Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s or Sub-Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts.    The Equity Funds and the Income Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Equity Funds (other than the Long/Short Fund and Large Cap Value Fund) may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds and the Income Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor or applicable Sub-Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that

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adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments.    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Equity Funds and the Income Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies.    The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Equity Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions.    The Equity Funds and the Income Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds’ assets could

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impede portfolio management or the Equity Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions.    The Equity Funds and the Income Fund have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Such Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts and commodity options, and such Funds’ policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Put and Call Options.    The Equity Funds and the Income Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds and the Income Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Equity Funds. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options.    The Equity Funds and the Income Fund may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options.    The Equity Funds and the Income Fund may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

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A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options.    The Equity Funds and the Income Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk.    Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk.    Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Equity Funds and the Income Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility

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of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds and Income Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts.    There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”).    The Equity Funds and the Income Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

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Foreign Currency Transactions.    The Equity Funds and the Income Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Equity Funds and the Income Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Equity Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Equity Funds and the Income Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor and 1st Source with respect to the Income Fund expect to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Equity Funds and the Income Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or 1st Source.

The Equity Funds and the Income Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s or 1st Source’s, as applicable, skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor or 1st Source anticipates. For example, if a currency’s value rose at a time when the Advisor or 1st Source had hedged the Equity Funds or the Income Fund, respectively, by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor or 1st Source hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s or 1st Source’s use of forward currency contracts

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will be advantageous to the Equity Funds or the Income Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Equity Funds and the Income Fund.

Foreign Securities.    The Core Growth Fund, Heritage Growth Fund, Small Cap Growth Fund and Small Cap Value Fund may invest up to 20% of their respective total assets at the time of purchase in securities issued by foreign companies. The Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund may invest up to 30% of their respective total assets at the time of purchase in securities issued by foreign companies. The Income Fund, Large Cap Value Fund and Long/Short Fund may invest in securities issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts. For the Core Growth Fund, the Heritage Growth Fund, the Income Fund, the Large Cap Value Fund, the Long/Short Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Micro Cap Fund, the Micro Cap Value Fund and the Ultra Growth Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies” and are not, therefore, subject to the foregoing limitations. Under normal market conditions, a significant portion of the World Innovators Fund’s assets (typically up to 80% at the time of purchase) and the Global Opportunities Fund’s assets (typically between 40% and 80% at the time of purchase) will be invested outside of the United States. The Emerging Markets Small Cap Fund, International Growth Fund and International Opportunities Fund may invest in securities issued by foreign companies without limitation. For the World Innovators Fund, Global Opportunities Fund, the Emerging Markets Small Cap Fund, the International Growth Fund, and the International Opportunities Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies.” Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk.    The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

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A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk.    Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk.    Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk.    The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs.    Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets.    The Equity Funds may invest in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in countries with emerging securities markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Illiquid Securities.    Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are

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purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund, Large Cap Value Fund and Long/Short Fund will limit their respective investment in Section 4(2) securities to not more than 10% of their respective net assets.

The fair value of these securities will be determined by the Joint Pricing Committee of the Advisor and the Funds with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities.    Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this

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risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments.    Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor or applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Advisor or applicable Sub-Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Mortgage-Related Securities.    The Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

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insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor or Sub-Advisor, as applicable, deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

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Municipal Obligations.    The Funds may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor, the Sub-Advisor or a Fund do not guarantee that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-investment Grade Securities.    The Equity Funds and Income Fund may invest up to 10% of their total assets in non-investment grade securities subject to the following. The Long/Short Fund may invest without limitation in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Joint Pricing Committee of the

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Advisor or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor or applicable Sub-Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Advisor’s or applicable Sub-Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk.    Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk.    Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock.    The Equity Funds and the Income Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

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Real Estate Securities.    The Equity Funds and the Income Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Equity Funds and the Income Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements.    Each Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of

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the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor or applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements.    The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies.    The Equity Funds and the Income Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor and 1st Source believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or a Sub-Advisor or otherwise affiliated with the Advisor or a Sub-Advisor, in excess of the limits discussed above.

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With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, an Equity Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales.    The Equity Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

An eligible Fund, except the Long/Short Fund, will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The Long/Short Fund may engage in short sales, as permitted by applicable law and any issuer limits imposed herein or under the 1940 Act. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations.    The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities

23

(“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor and 1st Source is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements.    The Equity Funds and the Income Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a

24

counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor or Sub-Advisor to be creditworthy.

United States Government Securities.    To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS).    The Funds may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

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The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes.    The Equity Funds and the Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper

26

for a Fund. The Advisor or 1st Source will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities.    The Equity Funds and the Income Fund may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor or 1st Source, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Advisor or 1st Source will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants.    The Equity Funds and the Income Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities.    The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor or 1st Source to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

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When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate.    The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Each of the Core Growth Fund, Emerging Markets Small Cap Fund, World Innovators Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund and Ultra Growth Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.

Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an

28

underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Strategic Income Fund will concentrate in securities of issuers in the group of industries in the financial services sector.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Large Cap Value and Long/Short Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Long/Short Fund).

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

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7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The U.S. Treasury Fund may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

4.	Make short sales of securities.

5.

Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

6.	Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

7.

Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund’s total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

8.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

10.	As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than

30

the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund’s total assets, taken at market value.

11.

As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The Income Fund – may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreement.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not

31

prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each of the Core Growth Fund, Emerging Markets Small Cap Fund, World Innovators Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund and Ultra Growth will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

The U.S. Treasury Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its assets in other investment companies.

3.	Invest more than 15% of its assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

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5.	Invest more than 5% of its total assets (taken at market value at the time of each investment) in “Special Situations,” i.e., companies in the process of reorganization or buy-out.

The Income Fund will not:

1.

Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, rules thereunder or pursuant to any exemptions therefrom.

2.	Engage in any short sales.

3.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Large Cap Value Fund and Long/Short Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Large Cap Value Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless

33

an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Trustees has adopted the Policies on Releasing Portfolio Securities for the Funds (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Funds to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds’ portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below:

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Disclosure of Mutual Fund Holdings on a Lag. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds, including lists of top ten holdings, after a 30-day delay. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com. Holdings are provided to Morningstar and Lipper quarterly after a 30 day delay.

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Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e.,

34

individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. FactSet), proxy voting services (e.g.RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds’ portfolio holdings in connection with their official duties and responsibilities. As of January 1, 2011, the Funds’ service providers were the Advisor, Hoisington Investment Management Company (subadviser), 1st Source Investment Corporation, Inc. (subadviser), State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc. (distributor), LLC, UMB Funds Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel) and Rogers Casey (consultant). The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

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Disclosure of Aggregate Portfolio Characteristics.    Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

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Disclosure of Portfolio Holdings to Certain Analytic Companies.    Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2010, the Funds’ complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics and FactSet.

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Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading.    The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

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Disclosure of Individual Portfolio Holdings.    Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that

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(1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are supervised under its Board of Trustees. The Board consists of five trustees who are elected and serve until their successors are elected and qualified.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1]and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees
James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	17

Private companies and foundations.

Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

Director, University of Utah Research Foundation (technology and real estate foundation affiliated with University of Utah) since 1998.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	17	None
D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Trustee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	17	None
Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 63	Trustee	Indefinite	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	17	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) Since 2006.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1]and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Interested Trustee
Samuel S. Stewart, Jr.[4], Ph.D. CFA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	17	None

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 72 years.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

3.	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.
4.	Mr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Vice President	Indefinite Served as Vice President since February 2007

General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008

Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 46	Vice President	Indefinite Served as Vice President since February 2008

Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds from November 2008 to May 2009; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 53	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since 2002.

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Leadership Structure and the Board of Trustees. The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Investment Advisor and other service providers. The Board is currently composed of five Trustees, including four Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Fund, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust on behalf of the Funds and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports generally are provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. In addition to these regularly scheduled meetings, the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In addition, in conjunction with regularly scheduled Board meetings and Audit Committee meetings, the independent Trustees (who also comprise the Audit Committee) meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the service providers, and with the Trust’s CCO’s. The independent Trustees also meet in executive session among themselves and periodically with independent legal counsel. The Trustees also meet informally, generally quarterly, with management of the Advisor to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chairman that is an independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with service providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through the Audit Committee, a standing committee that it has established which reports back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Swinyard, and Croft and Ms. Allison are each members of the Audit Committee with Mr. Swinyard serving as Chair. Under the charter, the primary purposes of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent public accountants and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the

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engagement of the Funds’ independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds. The Audit Committee met five times during the fiscal year ended September 30, 2010. The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing Audit Committee, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises. The Trust’s Board of Trustees has no other standing committees.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving the written and oral reports of the CCO at each of its quarterly meetings, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness). as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that

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led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Samuel S. Stewart, Jr., Ph.D. Dr. Stewart, an interested Trustee of the Trust, founded the Advisor. Since its inception in 2006, Dr. Stewart has been a lead Portfolio Manager for the Wasatch Strategic Income Fund, and since 2008, a lead Portfolio Manager of the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund). Prior to founding the Advisor, Dr. Stewart was Chief Financial Analyst with the U.S. Securities Exchange Commission in the Division of Investment Management. Dr. Stewart was also a Professor of Finance at the Columbia School of Business from 1970 to 1974, and a Professor of Finance at the University of Utah School of Business from 1975 to 1998. Dr. Stewart received a Master of Business Administration in 1969 and a Doctorate in Finance in 1970 from Stanford University, where he held the Alfred P. Sloan Jr. Fellowship. Previously, he attended Northwestern University as an Austin Scholar and graduated with a Bachelor of Science in Business Administration in 1966. Dr. Stewart is a member and past President of the Salt Lake City Society of Financial Analysts.

James U. Jensen. Mr. Jensen, the Trust’s independent Chairman, has significant experience with the Trust having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen also has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen also co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Chairman of the Board of Bayhil Capital Corporation and is a Director of the University of Utah Research Foundation. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a BA degree from the University of Utah in 1967, received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

William R. Swinyard, Ph.D. William R. Swinyard, Ph.D. Dr. Swinyard, a disinterested Trustee of the Trust, is a private investor, and Emeritus Professor of Marketing at Brigham Young University. Dr. Swinyard has significant experience with the Trust having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Dr. Swinyard also serves as Chairman of the Audit Committee since 2004. From 1978 to 2007, Dr. Swinyard was on the faculty of the Brigham Young University Marriott School of Management, where he was Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing. Dr. Swinyard received his B.A. degree in English from Brigham Young University (1965), his MBA from the University of Michigan (1967) and his Ph.D. from the Stanford University Graduate School of Business (1976).

D. James Croft, Ph.D. Dr. Croft, a disinterested Trustee of the Trust, has served as a Trustee of the Trust (or a director of its predecessor) since 2005. Since 2004, Dr. Croft has been a consultant to the mortgage industry on various issues, including mortgage

41

quality, identification of mortgage fraud, strategic planning and client development. From 1990 to 2004, Dr. Croft founded and was an executive director of the Mortgage Asset Research Institute. Prior to founding the institute, Dr. Croft served as the Chief Credit Officer at the Federal Home Loan Mortgage Corporation from 1988 to 1990. Dr. Croft has served in several other posts, including: the Chief National Examiner for the Federal Home Loan Bank Board from 1981 to 1983; a Partner in MCS Associates, a financial institutions consulting firm from 1984 to 1987; and a full time Vice Chairman of the board of directors of a large savings bank from 1987 to 1988. He was on the faculty of the College of Business at the University of Utah from 1970 to 1981 where he was a professor of statistics and operations research. Dr. Croft received his bachelors degree in mathematics from Stanford University in 1964. In addition, he has MBA and PhD degrees awarded by Northwestern University in 1966 and 1970, respectively.

Miriam M. Allison. Ms. Allison, a disinterested Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant, transfer agent and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, renamed it UMB Fund Services and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Previous to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Since 2006 to present, Ms. Allison also serves as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) and serves as chair of its audit committee for the past year. Ms. Allison received her bachelor in economics from the University of Wisconsin Madison in 1971.

Trustees’ Fund Holdings as of December 31, 2010. As of December 31, 2010, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Interested Trustee
Samuel S. Stewart, Jr.		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging Markets Small Cap Growth Fund	Over $100,000
Global Opportunities Fund	Over $100,000
International Opportunities Fund	Over $100,000
Micro Cap Value Fund	Over $100,000
Small Cap Growth Fund	$1-$10,000
Strategic Income Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
World Innovators Fund	Over $100,000
All other Funds	None

Independent Trustees
James U. Jensen		$10,001-$50,000
Large Cap Value Fund	$1-$10,000
Long/Short Fund	$1-$10,000
Micro Cap Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
All other Funds	None

William R. Swinyard		Over $100,000
Global Opportunities Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Micro Cap Fund	$10,001-$50,000
Small Cap Growth Fund	Over $100,000
World Innovators Fund	$10,001-$50,000
All other Funds	None
D. James Croft		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging Markets Small Cap Growth Fund	$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
U.S. Treasury Fund	$10,001-$50,000
All other Funds	None

Miriam M. Allison		Over $100,000
Heritage Growth Fund	$1-$10,000
International Opportunities fund	$1-$10,000
Small Cap Growth Fund	Over $100,000
All other Funds	None

Compensation. The Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $50,000 per year for services rendered and a fee of $8,000 for each Board of Trustees meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $4,000 for each Audit Committee meeting attended and held telephonically. In addition, each Independent Trustee receives a fee of $8,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $10,000 a year as Chairman and $1,600 for attendance in person or telephonically at a Board meeting and the Chairman of the Audit Committee receives an additional fee of $5,000 per year as Chairman and $400 for attendance in person or telephonically at an Audit Committee meeting. The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2010 (exclusive of out-of-pocket expenses reimbursed).

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Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Interested Trustee
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Trustees
James U. Jensen	$87,500	$0	$87,500
William R. Swinyard	$82,000	$0	$82,000
D. James Croft	$78,000	$0	$78,000
Miriam M. Allison[1]	$48,000	$0	$48,000

1 Effective March 31, 2010, Ms. Allison joined the Board of Trustees

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Funds the Advisor and the Sub-Advisors have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor or a Sub-Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis. Under 1st Source’s Code of Ethics, access person are also required to pre-clear personal securities transactions on non-exempt securities with their compliance officer. The access persons under 1st Source’s Code of Ethics must also report, among other things, their non-exempt personal securities transactions on a quarterly basis. The access persons under Hoisington’s Code of Ethics must submit to Hoisington’s chief compliance officer an annual report of the access person’s current securities holdings and quarterly securities transactions reports. Access persons under Hoisington’s Code of Ethics are not required to submit (i) any report with respect to securities held in accounts over which the access person had no direct or indirect influence or control; (ii) a transaction report with respect to transactions effected pursuant to an automatic investment plan; or (iii) a transaction report if the report would duplicate information contained in broker trade confirmations or account statements that Hoisington holds in its records so long as Hoisington receives the confirmations or statements no later than 30 days after the end of the applicable calendar quarter.

Proxy Voting Policies. The Trust’s, the Advisor’s and 1st Source’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust on behalf of each of its series has filed with the SEC their proxy voting records on Form N-PX for the 12-month period ended June 30, 2010. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Funds’ web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2010, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Core Growth Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	20.72%
Core Growth Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	18.24%
Emerging Markets Small Cap Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	50.45%
Emerging Markets Small Cap Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	21.32%
Emerging Markets Small Cap Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	7.54%
Global Opportunities Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	35.87%
Global Opportunities Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	28.78%
Global Opportunities Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	7.73%
Heritage Growth Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	23.78%
Heritage Growth Fund	National Financial Services, Corp. One* World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	17.40%
Heritage Growth Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	6.31%
Income Fund	Morris & Co.* P.O. Box 1602 South Bend, IN 46634	72.87%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Income Fund	Fast & Co.* P.O. Box 1602 South Bend, IN 46634	16.68%
International Growth Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	33.39%
International Growth Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	21.94%
International Growth Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	6.03%
International Opportunities Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	59.69%
International Opportunities Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	13.54%
Large Cap Value Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	52.71%
Large Cap Value Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	22.14%
Large Cap Value Fund	Morris & Co.* P.O. Box 1602 South Bend, IN 46634	6.30%
Long/Short Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	32.15%
Long/Short Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	14.95%
Long/Short Fund	Morris & Co.* P.O. Box 1602 South Bend, IN 46634	13.82%
Long/Short Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	5.90%
Micro Cap Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	20.71%
Micro Cap Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	10.55%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Micro Cap Value Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	33.64%
Micro Cap Value Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	20.05%
Micro Cap Value Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	5.68%
Small Cap Growth Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	26.72%
Small Cap Growth Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	24.16%
Small Cap Value Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	21.64%
Small Cap Value Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	15.96%
Small Cap Value Fund	Union Central Life Insurance Co.* 1876 Waycross Road STA 6 Cincinnati, OH 45240	6.69%
Strategic Income Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	28.30%
Strategic Income Fund	Samuel S. Stewart, Jr. 269 A Street Salt Lake City, UT 84103	40.35%**
Strategic Income Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	9.97%
U.S. Treasury Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	22.94%
U.S. Treasury Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	13.01%
U.S. Treasury Fund	N.A. Bank & Co.* P.O. Box 2180 Tulsa, OK 74101	8.01%

** 18.30% of Mr. Stewart’s shares are held at Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122.

47

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
U.S. Treasury Fund	Merrill Lynch Pierce Fenner & Smith, Inc.* 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246	5.24%
U.S. Treasury Fund	Wells Fargo Bank* P.O. Box 1533 Minneapolis, MN 55480	5.13%
Ultra Growth Fund	Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	34.68%
Ultra Growth Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	21.20%
Ultra Growth Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	7.31%
World Innovators Fund	Charles Schwab & Co. Inc. * 101 Montgomery Street San Francisco, CA 94104-4122	18.12%
World Innovators Fund	National Financial Services, Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	15.65%

As of December 31, 2010, the directors and officers as a group owned less than 1% of the shares outstanding of each Fund, except for in the Strategic Income Fund and World Innovators Fund. The Trustees and officers owned 40.36% of the outstanding shares of the Strategic Income Fund and 1.73% of the outstanding shares of the World Innovators Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately $9.56 billion as of December 31, 2010. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is a Director of the Advisor and is also an interested Trustee of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer, Treasurer and Director; Karey D. Barker, Vice President and Director; Roger D. Edgley, Director; Gene Podsiadlo, Director;

48

Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor, the following also hold positions with the Trust: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contract, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging Markets Small Cap Fund	1.75%
Global Opportunities Fund	1.50%
Heritage Growth Fund	0.70%
International Growth Fund	1.25%
International Opportunities Fund	1.95%
Large Cap Value Fund	0.90%
Long/Short Fund	1.10%
Micro Cap Fund	1.95%
Micro Cap Value Fund	1.95%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.50%
Strategic Income Fund	0.70%
Ultra Growth Fund	1.00%
World Innovators Fund	1.50%
Income Fund	0.55%
U.S. Treasury Fund	0.50%

The management fees paid by the Emerging Markets Small Cap Fund, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds’ assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of

49

Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of the Trust, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

The Advisor has contractually agreed to limit until January 31, 2012 the total annual fund operating expenses of the Core Growth Fund, Small Cap Growth Fund and Ultra Growth Fund to 1.50%, Emerging Markets Small Cap Fund, Global Opportunities Fund, Small Cap Value Fund and World Innovators Fund to 1.95%, International Growth Fund to 1.75%, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund to 2.25%, Heritage Growth Fund and Strategic Income Fund to 0.95%, Large Cap Value Fund to 1.10% and U.S. Treasury Fund to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses and dividend expense on short sales are excluded from the contractual fee waiver.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Advisor accrued the following management fees and waived a portion of its management fees as set forth below.

Name of Fund	2010	2009	2008
Core Growth Fund
Gross Management Fees	$3,962,235	$4,033,387	$9,358,442
Reimbursed/Waived Management Fees	-	-	-
Emerging Markets Small Cap Fund
Gross Management Fees	2,618,291	467,257	809,003
Reimbursed/Waived Management Fees	495,910	247,151	262,554
Global Opportunities Fund[1]
Gross Management Fees	3,222,553	921,286	-
Reimbursed/Waived Management Fees	138,025	171,380	-
Heritage Growth Fund
Gross Management Fees	539,144	463,546	980,213
Reimbursed/Waived Management Fees	115,666	172,728	80,630
International Growth Fund
Gross Management Fees	2,926,036	1,954,312	5,812,423
Reimbursed/Waived Management Fees	-	-	-
International Opportunities Fund
Gross Management Fees	2,415,521	1,160,742	992,629
Reimbursed/Waived Management Fees	446,728	315,306	166,014
Large Cap Value Fund[2]
Gross Management Fees	13,994,494	7,651,289	-
Reimbursed/Waived Management Fees	447,505	787,715	-
Long/Short Fund[2]
Gross Management Fees	2,621,146	954,929	-
Reimbursed/Waived Management Fees	-	-	-

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Name of Fund	2010	2009	2008
Micro Cap Fund
Gross Management Fees	5,412,265	4,511,273	9,714,834
Reimbursed/Waived Management Fees	-	-	-
Micro Cap Value Fund
Gross Management Fees	3,250,692	1,366,361	2,234,480
Reimbursed/Waived Management Fees	188,280	138,226	113,253
Small Cap Growth Fund
Gross Management Fees	9,481,597	5,843,261	9,170,234
Reimbursed/Waived Management Fees	-	-	-
Small Cap Value Fund
Gross Management Fees	3,225,725	2,837,646	7,018,944
Reimbursed/Waived Management Fees	-	-	-
Strategic Income Fund
Gross Management Fees	126,217	110,039	144,363
Reimbursed/Waived Management Fees	62,205	103,152	100,526
Ultra Growth Fund
Gross Management Fees	1,575,741	1,230,078	2,637,128
Reimbursed/Waived Management Fees	-	13,821	-
World Innovators Fund
Gross Management Fees	929,335	766,275	2,240,531
Reimbursed/Waived Management Fees	57,495	96,846	-
Income Fund[2]
Gross Management Fees	690,999	440,250	-
Reimbursed/Waived Management Fees	-	-	-
U.S. Treasury Fund
Gross Management Fees	766,374	753,953	597,531
Reimbursed/Waived Management Fees	40,761	53,419	-

1 The Global Opportunities Fund commenced operations on November 17, 2008.

2The Income Fund, Large Cap Value Fund and Long/Short Fund commenced operations on December 15, 2008.

Under an investment advisory agreement with 1st Source Investment Corporation, Inc. (“1st Source”), the 1st Source Monogram Income Fund, the Predecessor Fund to the Income Fund, paid an advisory fee of 0.55% of the fund’s average daily net assets to its investment adviser, 1st Source, a wholly-owned subsidiary of 1st Source Bank. Under an investment advisory agreement with 1st Source, the 1st Source Monogram Income Equity Fund, the Predecessor Fund to the Large Cap Value Fund, paid an advisory fee of 0.80% of the fund’s average daily net assets to its investment adviser, 1st Source. Under an investment advisory agreement with 1st Source, the 1st Source Monogram Long/Short Fund, the Predecessor Fund to the Long/Short Fund, paid an advisory fee of 1.10% of the fund’s average daily net assets to its investment adviser, 1st Source.

For the fiscal year ended March 31, 2008, the six months ended September 30, 2008 and for the period ended December 14, 2008, 1st Source earned the amounts indicated below with respect to investment advisory services provided to the Predecessor Funds pursuant to the prior investment advisory agreement with 1st Source.

Name of Fund	Fiscal Year Ended 3/31/08	Six Months Ended 9/30/08	Period Ended 12/14/08
1st Source Monogram Income Fund	$449,049	$249,524	$97,868
1st Source Monogram Income Equity Fund	2,471,695	2,561,482	1,155,675
1st Source Monogram Long/Short Fund	808,020	587,291	220,616

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Sub-Advisors.    Hoisington is the sub-advisor to the U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746. Hoisington had total assets under management of approximately $4.78 billion as of December 31, 2010. Van Robert Hoisington controls more than 25% of the voting securities of Hoisington.

Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington, (“Hoisington Sub-Advisory Agreement”), and subject to the supervision of the Advisor, Hoisington directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The Hoisington Sub-Advisory Agreement provides that the Advisor shall pay Hoisington a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

1st Source is the sub-advisor to the Income Fund. 1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the sub-advisor for the Income Fund in 2008. 1st Source has its offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $3.1 billion. 1st Source Bank has over 70 years of banking experience. 1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Fund’s investment program. The Sub-Advisor had total assets under management of approximately $2.5 billion as of December 31, 2010.

Pursuant to a sub-advisory agreement entered into between the Advisor and 1st Source (“1st Source Sub-Advisory Agreement” and, together with the Hoisington Sub-Advisory Agreement, the “Sub-Advisory Agreements”), and subject to the supervision of the Advisor, 1st Source directs the investment of the Income Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. Under the 1st Source Sub-Advisory Agreement between the Advisor and 1st Source, the Advisor has agreed to pay the Sub-Advisor a management fee, which is currently equal to 0.28% of the Income Fund’s average daily net assets. 1st Source may reimburse the Advisor for certain expenses.

Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor and the Sub-Advisor. Each Sub-Advisory Agreement may be terminated by the Advisor on 60 days’ written notice to a Sub-Advisor, or by a Sub-Advisor on 60 days’ written notice to the Advisor. Each Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreements, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

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General Information

Administrator.    The Trust has entered into an administration agreement dated March 31, 2010, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective March 31, 2010, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Funds.

For the fiscal years ended September 30, 2010, 2009 and 2008, the fees paid to the Administrator are set forth below.

Name of Fund	2010	2009	2008
Core Growth Fund	$92,186	$159,371	$274,666
Emerging Markets Small Cap Fund	34,789	10,009	13,568
Global Opportunities Fund[1]	39,200	16,791	-
Heritage Growth Fund	17,974	26,118	41,055
International Growth Fund	45,780	50,574	113,534
International Opportunities Fund	29,152	22,366	14,562
Large Cap Value Fund[2]	363,664	324,275	-
Long/Short Fund[2]	55,600	33,041	-
Micro Cap Fund	64,914	90,101	142,496
Micro Cap Value Fund	39,302	26,572	32,812
Small Cap Growth Fund	222,544	226,568	269,218
Small Cap Value Fund	50,220	74,623	137,241
Strategic Income Fund	4,188	6,208	6,060
Ultra Growth Fund	29,510	38,455	61,886
World Innovators Fund	14,524	20,100	43,788
Income Fund[2]	29,294	31,720	-
U.S. Treasury Fund	35,327	60,389	35,205

1 The Global Opportunities Fund commenced operations on November 17, 2008.

2The Income Fund, Large Cap Value Fund and Long/Short Fund commenced operations on December 15, 2008.

Citi Fund Services Ohio, Inc. (“Citi”) served as administrator to the Predecessor Funds. Prior to its acquisition by Citigroup on August 1, 2007, the administrator was known as BISYS Ohio Fund Services, Inc. Citi received a fee from the Predecessor Funds for its services as administrator and expenses assumed pursuant to the administration agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to fifteen one-hundredths of one percent (0.15%) of the Predecessor Fund’s average daily net assets. For the past fiscal year ended March 31, the six months ended September 30, 2008 and the period ended December 14, 2008, Citi or BISYS Ohio Fund Services, Inc., the prior administrator, earned the amounts indicated below with respect to its services to the Predecessor Funds pursuant to the Administration Agreement:

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Name of Fund	Fiscal Year Ended 3/31/08	Six Months Ended 9/30/08	Period Ended 12/14/08
1st Source Monogram Income Fund	$122,469	$68,053	$26,692
1st Source Monogram Income Equity Fund	463,445	480,283	216,691
1st Source Monogram Long/Short Fund	110,185	80,086	30,084

Fund Accountant.    Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Trust. Under the agreement with State Street, the cost to each Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor.    Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent.    UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian.    State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling the Trust’s cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Trust.

Legal Counsel to Wasatch Funds and Independent Trustees.    Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm.    PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, Missouri 64106, is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon.

Other Service Agreements.    The Trust, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

PORTFOLIO MANAGERS

As described in the Prospectus, each Fund is managed by a team of Wasatch portfolio managers led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest.    The following table lists the number and types of accounts managed by each portfolio manager and assets under management in those accounts as of December 31, 2010.

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Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts[3]		Other Accounts[4]
Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.
Christopher D. Bowen	1	84,143,916			2	59,741,607
Brian Bythrow	1	206,240,681
Jeff Cardon	1	1,417,814,776			51	1,016,131,244
Daniel Chace	1	333,816,911			4	24,139,615
Roger D. Edgley	3	1,450,402,697			2	373,875,756

Robert Gardiner	1	293,645,604
Laura Geritz	1	871,359,375			1	213,679,787
Ajay Krishnan	1	232,363,416	3	90,809,517	2	24,526,337
Paul Lambert	1	477,182,073			37	434,234,940
Jim Larkins	1	239,242,448			21	165,113,171
Ralph Shive	2	2,150,770,444			4	507,649,817
Michael Shinnick	2	2,150,770,444
Ryan Snow	1	84,143,916			2	59,741,607
Samuel S. Stewart	2	92,446,938	3	90,809,517
J.B. Taylor	1	477,182,073			37	434,234,940
Blake H. Walker	2	467,373,713

Hoisington
Van Robert Hoisington	1	148,184,835			54	4,629,989,289

1st Source
Paul Gifford	1	130,215,106			351	443,381,000

1 If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

3 As of December 31, 2010, the portfolio managers (except Mr. Krishnan and Mr. Stewart) did not manage any other pooled investment vehicle accounts.

4 For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. For the Sub-Advisors, other accounts would include, but are not limited to, individual accounts, pension and profit sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.:
Christopher D. Bowen
Brian Bythrow
Jeff Cardon

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Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Daniel Chace
Roger D. Edgley
Robert Gardiner
Laura Geritz
Ajay Krishnan
Paul Lambert	2	4,856,687
Jim Larkins
Ralph Shive
Michael Shinnick
Ryan Snow
Samuel Stewart
J.B. Taylor	2	4,856,687
Blake H. Walker
Hoisington
Van Robert Hoisington
1st Source
Paul Gifford

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund or client accounts the Advisor or the respective Fund’s individual team members also manages, including Cross Creek Capital, L.P., a pooled investment vehicle whose general partner is an indirect wholly-owned subsidiary of the Advisor and may receive a performance based fee from Cross Creek, L.P. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit a Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Portfolio managers at the Sub-Advisors may manage accounts for multiple clients. In addition, some funds or accounts managed by the portfolio manager or a Sub-Advisor may have different fee structures, including performance fees, which are or have the potential to be, higher or lower than the fees paid by another fund or account. There may be inherent conflicts that arise in connection with a portfolio manager’s management of multiple accounts, including allocation of investment opportunities or securities purchased or sold in an aggregated order. Portfolio managers at the Sub-Advisors make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment

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discipline, however, a Sub-Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary. The Sub-Advisors have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which they believe are reasonably designed to minimize the potential conflicts associated with managing multiple accounts for multiple clients.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2010, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds that they manage.

•	Base Salary. Each portfolio manager is paid a fixed base salary based on the individual’s experience and responsibilities.

•

Performance-Based Bonus. A large portion of a portfolio manager’s potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages based on the relevant Fund’s Morningstar (or other, where relevant) peer group ranking for the relative time period (1-year, 3-years and 5-years). Pre-tax performance is than combined with the amount of assets the portfolio manager manages. Generally, maximum bonus is paid for top quartile performance and zero bonus is paid for anything below median performance, with prorated amounts paid between median and top quartile. Portfolio managers may also receive a team performance bonus based on the profitability of the firm, performance of their individual stock selections, and overall performance of the research team.

As shown in the table above, several portfolio managers manage multiple separate accounts in addition to the Fund(s). Performance-based bonuses for the Advisor’s portfolio managers are paid on the relative performance of the Fund(s) and separate accounts he or she manages

•

Deferred Bonus. Portfolio managers are also eligible for deferred bonus grants which are payable beginning six years from the date of the grant, with their value directly tied to the firm’s then current revenues. Each portfolio manager’s grant size is be based on individual performance factors similar to those used to determine the annual performance bonus.

•

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Hoisington—Portfolio Management Compensation.  The portfolio management process at Hoisington is committee driven (the “Strategic Investment Committee”). Hoisington’s Board of Directors reviews and determines compensation. All members of the SIC are also officers of Hoisington. Hoisington’s Board may use third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals or consult with professional industry recruiters.

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The elements of total compensation for the officers are base salary, bonus, profit sharing and other benefits.

¡	Base Salary. Each officer is paid a fixed base salary based on the individual’s experience with Hoisington and his or her responsibilities.

¡

Bonus. All bonuses are set by the President of Hoisington. Employee bonuses are based on length of service, job responsibility, and contribution to the company. No performance bonuses are made as the portfolio management process is committee driven.

¡	Profit Sharing. Profit sharing is on the basis of the overall profitability of Hoisington, as well as based on duration of employment and salary level.

¡	Other benefits. Members of the SIC are eligible to participate in Hoisington’s health plan.

¡	Dividends. Members of the SIC who are also shareholders of Hoisington may also receive dividends. This is determined by Hoisington’s Board of Directors.

¡

Principal Shareholders. Van Robert Hoisington is the principal shareholder of Hoisington and as a consequence, a significant portion of his compensation relates to the overall profitability of Hoisington.

1st Source—Portfolio Management Compensation.    The compensation of the portfolio managers varies with the general success of 1st Source as a firm and its affiliates. The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of 1st Source and its affiliates for the given time period, and, to a lesser extent, based on the performance of the Fund managed by that portfolio manager. For purposes of determining the portfolio manager’s compensation, the Fund’s performance is measured on a pre-tax basis for the prior one-, three- and five- year periods against the performance of Morningstar’s High Quality Bond Fund peer group for the same periods.

Portfolio Management Fund Ownership.    As of December 31, 2010, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Christopher Bowen	Heritage Growth Fund	$100,001-$500,000
Brian Bythrow	Micro Cap Value Fund	$500,001-$1,000,000
Jeff Cardon	Small Cap Growth Fund	over $1,000,000
Daniel Chace	Micro Cap Fund	$100,001-$500,000
Roger Edgley	Emerging Markets Small Cap Fund International Growth Fund International Opportunities Fund	$500,001-$1,000,000 $100,001-$500,000 $100,001-$500,000
Robert Gardiner	Global Opportunities Fund	over $1,000,000
Laura Geritz	Emerging Markets Small Cap Fund	$100,001-$500,000
Paul Gifford	Income Fund	$1-$10,000
Ajay Krishnan	Ultra Growth Fund	$500,001-$1,000,000
Paul Lambert	Core Growth Fund	$100,001-$500,000
James Larkins	Small Cap Value	over $1,000,000

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Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Ralph Shive	Large Cap Value Fund Long/Short Fund	$100,001-$500,000 $100,001-$500,000
Michael Shinnick	Large Cap Value Fund Long/Short Fund	$100,001-$500,000 over $1,000,000
Ryan Snow	Heritage Growth Fund	$100,001-$500,000
Samuel S. Stewart, Jr.	Strategic Income Fund World Innovators Fund	over $1,000,000 over $1,000,000
J.B. Taylor	Core Growth Fund	over $1,000,000
Blake Walker	Global Opportunities Fund International Opportunities Fund	$50,001-$100,000 $50,001-$100,000
Van Robert Hoisington	U.S. Treasury Fund	$500,001-$1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Trustees including the Trustees that are disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter market on agency or commission-equivalent basis rather than on a principal or net price basis. Over-the-counter (“OTC”) purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Equity Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

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If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Equity Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Equity Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek Capital, L.P. (“Cross Creek”) as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP, L.P. (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Equity Funds and Cross Creek may co-invest in the same private company or the Equity Funds may participate in an IPO for a company in which Cross Creek is already a shareholder (each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the Equity Funds and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Trustees of the Funds the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Equity Funds and Cross Creek in any aggregated transaction to allow the independent trustees to approve the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Board of Trustees has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board of Trustees, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Fund from being systematically disadvantaged as a result of the aggregated transactions.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or

60

through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Trust. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Equity Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

Hoisington is responsible for selecting the broker or dealer to execute transactions for the U.S. Treasury Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by Hoisington are done at a “net price” basis. The majority of bond trades are done with primary government dealers. Although explicit brokerage commissions are not paid on these transactions, purchases from dealers serving as market makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). Occasionally, due to the large size of HIMCO’s Treasury positions and volatile intra day market conditions, it is sometimes necessary to execute trades in a manner that is not disruptive to overall markets, and therefore, harmful to clients. Under these conditions, HIMCO may deal with a non-primary dealer. Hoisington, when it believes the market conditions warrant, will purchase or sell securities for ~~all~~ the accounts it manages (with the same objective) at the same net price. However, it is often impossible to get the same exact market price for all accounts in fast moving markets. Therefore, not all accounts receive the exact same pricing if a major shift in portfolio composition is being made. Hoisington will use its best efforts to have all transactions executed at the best possible prices for the U.S. Treasury Fund. Hoisington has no affiliated broker-dealer.

1st Source is responsible for selecting the broker or dealer to execute transactions for the Income Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by 1st Source are done at a “net price” basis, with a broker-dealer acting as principal. 1st Source, when it believes the market conditions warrant, will purchase or sell securities for all accounts it manages (with the same objective) at the same net price. 1st Source will use its best efforts to have transactions executed at prices that are advantageous to the Income Fund. 1st Source has no affiliated broker-dealer.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year.

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During the fiscal year ended September 30, 2010, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2010 (amounts in thousands, except shares) were as follows:

Broker/Dealer	Fund	Shares	Principal	Market Value
Citigroup, Inc.	Income Fund	$-	$2,100,000	$2,333,096
Credit Suisse	Income Fund	-	42,275	42,243
EFG Hermes	Emerging Markets Small Cap Fund	589,770	-	3,235,233
JPMorgan Chase & Co.	Large Cap Value Fund	697,000	-	26,534,790
State Street Bank & Trust Co.	Core Growth Fund	-	16,653,000	16,653,000
	Emerging Markets Small Cap Fund	-	14,721,000	14,721,000
	Global Opportunities Fund	-	10,658,000	10,658,000
	Heritage Growth Fund	-	2,810,000	2,810,000
	International Growth Fund	-	12,766,000	12,766,000
	International Opportunities Fund	-	4,292,000	4,292,000
	Large Cap Value Fund	-	34,508,000	34,508,000
	Long/Short Fund	-	32,403,000	32,403,000
	Micro Cap Fund	-	6,492,000	6,492,000
	Micro Cap Value Fund	-	28,445,000	28,445,000
	Small Cap Growth Fund	-	22,350,000	22,350,000
	Small Cap Value Fund	-	2,096,000	2,096,000
	Strategic Income Fund	-	1,357,000	1,357,000
	Ultra Growth Fund	-	18,309,000	18,309,000
	World Innovators Fund	-	1,179,000	1,179,000
	Income Fund	-	2,980,000	2,980,000
	U.S. Treasury Fund	-	1,318,000	1,318,000
UBS Securities LLC	Income Fund	-	6,267	6,272

During the fiscal years ended September 30, 2010, 2009 and 2008, the following Funds paid the following brokerage commissions on agency transactions:

Name of Fund	2010	2009	2008
Core Growth Fund	$255,064	$734,865	$1,886,291
Emerging Markets Small Cap Fund	971,806	145,605	243,965
Global Opportunities Fund[1]	289,731	136,504	—
Heritage Growth Fund	68,129	86,313	293,032
International Growth Fund	473,206	360,584	1,157,323
International Opportunities Fund	311,440	180,700	218,879
Large Cap Value Fund[2]	568,855	968,076	—
Long/Short Fund[2]	520,107	450,163	—
Micro Cap Fund	417,030	607,743	1,571,944
Micro Cap Value Fund	774,568	668,742	1,078,181
Small Cap Growth Fund	593,106	1,020,701	1,773,218
Small Cap Value Fund	607,982	1,039,106	2,250,992
Strategic Income Fund	45,356	56,153	241,584
Ultra Growth Fund	188,897	300,184	644,628
World Innovators Fund	142,619	152,631	625,275

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Name of Fund	2010	2009	2008
Income Fund[2]	2,668	2,115	—
U.S. Treasury Fund	—	—	—

1 The Global Opportunities Fund commenced operations on November 17, 2008.

2The Income Fund, Large Cap Value Fund and Long/Short Fund commenced operations on December 15, 2008.

The changes in the brokerage commissions from 2008 to 2009 are the result of changes in the asset levels and turnover rates of some of the Funds.

During the fiscal years ended March 31, 2008, the six months ended September 30, 2008 and the period ended December 14, 2008, the Predecessor Fund paid the following brokerage commissions with respect to its respective portfolio transactions:

Name of Fund	Fiscal Year Ended 3/31/08	Six Months Ended 9/30/08	Period Ended 12/14/08
1st Source Monogram Income Fund	$6,873	$1,520	$748
1st Source Monogram Income Equity Fund	454,211	481,613	321,750
1st Source Monogram Long/Short Fund	593,756	285,847	175,310

During the fiscal year ended September 30, 2010, the Funds directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Core Growth Fund	$ 158,868,528	$226,616
Emerging Markets Small Cap Fund	312,326,535	835,694
Global Opportunities Fund	129,950,815	241,485
Heritage Growth Fund	58,908,753	64,983
International Growth Fund	172,293,694	413,169
International Opportunities Fund	103,753,767	251,144
Large Cap Value Fund	590,593,719	535,818
Long/Short Fund	387,693,599	443,591
Micro Cap Fund	177,760,207	361,695
Micro Cap Value Fund	204,797,315	560,112
Small Cap Growth Fund	433,285,542	551,458
Small Cap Value Fund	248,252,210	552,883
Strategic Income Fund	23,018,930	41,020
Ultra Growth Fund	107,283,858	173,910
World Innovators Fund	74,155,486	120,807
Income Fund	—	—
U.S. Treasury Fund	—	—

OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

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The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series established by the Trustees or redesignate any of the series without any action or consent of shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally

64

liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

The following are the seventeen series of the Trust: Wasatch Core Growth Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Global Opportunities Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long/Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch-1st Source Income Fund, and Wasatch-Hoisington U.S. Treasury Fund.

The Trust is not required to hold annual shareholder meetings. Meetings of shareholders of the Trust or of any series shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding twelve months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or a Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor

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will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds’ accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Funds’ NAVs are calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

The Funds’ portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s net asset value next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

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The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Funds for shares of the Wasatch -Federated Money Market Account as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the Wasatch -Federated Money Market Account at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from a Fund into the Wasatch -Federated Money Market Account. The Advisor receives a fee from the investment adviser of the Wasatch -Federated Money Market Account for certain administrative and recordkeeping services.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the

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order. Customer orders will be priced at the Funds’ NAV next computed after they are accepted by a financial institution or its authorized designee.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds’ shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds’ shares tendered for redemption. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at the time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss could not be currently deducted.

The method of computing the offering price of a Fund’s shares is net assets divided by shares outstanding which equal net asset value per share (offering and redemption price). To illustrate the method of computing the offering price of shares, below is an example of an offering price per share for a fund:

Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
$1,381,026,568		33,616,329		$41.08

Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings or reopenings on the Funds’ web site at least two weeks prior to the effective date. With regard to closed Funds, the below are examples of actions the Advisor or the Funds may take to control asset levels, to employ the Fund’s investment strategy, or in an effort to achieve the Fund’s investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of the Fund or its shareholders. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any action taken to close or limit inflows in any Fund. Additionally, the Closed Product Exception Committee retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

Closing a Fund

The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect a Fund’s investment objective. For example, the Advisor or the Fund may:

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•

Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.

•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.

•

Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisers to purchase shares for new and existing clients.

•	Prohibit new purchases by existing shareholders and new investors.

•	Limit exchange privileges.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Each Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account, in which case the tax may be deferred).

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Capital loss carryforwards are available through September 30 of the year specified below to offset future realized net capital gains. To the extent allowable by law, future gains are offset by capital loss carryforwards and will not be distributed. Based on information from the Funds, the capital loss carryforwards and their amounts are set forth in the table below.

	2013	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$23,065,472	$97,992,911
Emerging Markets Small Cap Fund	—	—	—	8,013,713	6,828,580
Heritage Growth Fund	—	—	—	1,497,283	6,017,446
International Growth Fund	—	—	—	37,186,858	28,032,776
International Opportunities Fund	—	—	—	136,323	—
Large Cap Value Fund	456,570	—	1,007,552	—	63,874,548
Long/Short Fund	—	—	1,392,157	4,660,126	2,818,733
Micro Cap Fund	—	—	—	36,417,364	49,352,340
Micro Cap Value Fund	—	—	—	11,884,263	—
Small Cap Growth Fund	—	—	—	18,434,963	15,177,683
Small Cap Value Fund	—	—	—	69,050,636	63,851,964
Strategic Income Fund	—	—	—	1,777,526	6,650,214
Ultra Growth Fund	—	—	—	18,431,927	20,927,202
World Innovators Fund	—	—	—	13,246,252	15,064,621
Income Fund	917,303	1,382,991	561,725	—	—

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. Each Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term

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capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an

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amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Each Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess

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distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs will not be treated as qualified dividend income.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated September 30, 2010 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ Annual Report, dated September 30, 2010. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus dated January 31, 2011 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) through September 30, 2010 and has been derived from the financial statements audited by PricewaterhouseCoopers LLP, except as noted below. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, given the authority of said firm as experts in accounting and auditing.

The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus dated January 31, 2011 for the Income Fund, Large Cap Value Fund and Long/Short Fund for all periods prior to September 30, 2008 were audited by other independent registered public accounting firms whose reports expressed unqualified opinions on those statements.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s) , subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B. Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest2, the Advisor and Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

2See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

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IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.

A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009

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Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

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Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.
•	Composition of the board and key committees.
•	Stock ownership by directors.
•	Decisions regarding executive pay and director compensation.
•	Corporate governance provisions and takeover activity.
•	Attendance at board meetings.
•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.
•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.
•	Nominees who attend less than 75% of board meetings without valid reasons for absences.
•	Nominees who are party to an interlocking directorship.
•	Efforts to adopt classified board structures.

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Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.
•	The maximum shareholder wealth that would be transferred from the company to executives.
•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.
•	Cash compensation pegged to market capitalization.
•

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.
•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.
•	To institute share repurchase plans.
•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other

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similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

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No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

•

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed
•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy
•	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the

1 Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer's stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;
b)	proxy statements received regarding client securities;
c)	records of votes they cast on behalf of clients;
d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;
e)	Record of the voting resolution of any conflict of interest;
f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;
g)	Training attendance records; and
h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

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Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111
•	E-mailing to proxyrequest@wasatchadvisors.com
•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time
•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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1st Source Corporation Investment Advisors

Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

Proxies are voted in the vest interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment.

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

If it is appropriate to do so, the Firm may employ an outside service provider to vote proxies or to advise in the voting of a proxy.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the Investment Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; and shall provide each client a description of the Firm’s proxy voting policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

•

A copy of policies, procedures or guidelines relating to the voting of proxies. A copy of each proxy statement that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

•

A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

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•	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

•

A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

•	The compliance officer will spot check a minimum of six voting records a quarter to ensure our guidelines are being met.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

a-1.

Declaration of Trust of Wasatch Funds Trust (the “Registrant”) dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

a-2.

Amendment to Declaration of Trust of the Registrant dated December 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

a-3.	Amended and Restated Designation of Series of Shares Certificate is filed herein.
b.

Bylaws of the Registrant dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

c.	Article IV of the Registrant’s Declaration of Trust and Articles V and VI of the Registrant’s Bylaws, which are filed herein as Exhibits (a)(1), (a)(2) and (b).
d-1.

Advisory and Service Contract by and between the Registrant and Wasatch Advisors, Inc. (the “Advisor”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

d-1(a).	Exhibit A to Advisory and Service Contract dated January 31, 2011 by and between the Registrant and the Advisor is filed herein.
d-2.

Sub-Advisory Agreement by and between the Advisor and Hoisington Investment Management Company is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

d-3.

Sub-Advisory Agreement by and between the Advisor and 1st Source Corporation Investment Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

e-1.

Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

e-2.	Amended Schedule A dated July 16, 2010 to Distribution Agreement between the Registrant and ALPS Distributors, Inc. is filed herein.
f.	None.
g.

Custodian Agreement by and between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-1.

Administration Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

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h-2.

Investment Accounting Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-3.

Transfer Agency Agreement by and between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-4.	Amended and Restated Expense Limitation Agreement by and between the Advisor and the Registrant is filed herein.
i-1.

Opinion and consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

j.	Consent of PricewaterhouseCoopers LLP is filed herein.
k.	Not applicable.
l.	Not applicable.
m.	Not applicable.
n.	Not applicable.
p-1.

Code of Ethics of Wasatch Advisors, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

p-2.

Code of Ethics of Hoisington Investment Management Company is incorporated herein by reference to exhibit p-2 of Post-Effective Amendment No. 37 to the Predecessor Registrant’s Registration Statement on Form N-1A filed with the Commission on January 31, 2007.

p-3.

Code of Ethics of 1st Source Corporation Investment Advisors, Inc. is incorporated herein by reference to exhibit p-3 of Post-Effective Amendment No. 46 to the Predecessor Registrant’s Registration Statement on Form N-1A filed with the Commission on December 15, 2008.

q.	Powers of Attorney are is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Registrant is controlled by its Board of Trustees. Registrant neither controls any person nor is under common control with any other person.

Item 30.	Indemnification

Under Section 9.2 of the Registrant’s Declaration of Trust, no person who is or has been a Trustee, officer, or employee of the Registrant shall be subject to any personal liability whatsoever to any party, including natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign, (“Person”) other than the Registrant or its shareholders, in connection with the affairs of the Registrant; and all Persons shall look solely to the property of the

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Registrant or of a series for satisfaction of claims of any nature arising in connection with the affairs of the Registrant or such series.

The Declaration of Trust provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Registrant or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Registrant’s shareholders shall be personally liable thereon.

The Declaration of Trust provides that all Persons extending credit to, contracting with or having any claim against the Registrant or a series shall look only to the assets of the property of the Registrant or such series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Registrant’s officers or employees, whether past, present or future, shall be personally liable therefor.

The Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Registrant shall be liable to the Registrant or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Furthermore, the Declaration of Trust provides that without limiting the foregoing limitations of liability contained in Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Registrant or a series, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 9.5 of the Registrant’s Declaration of Trust provides that subject to certain exceptions and limitations, every person who is, or has been, a Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees or agents of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise, shall be indemnified by the Registrant or applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

Wasatch Advisors, Inc.

Wasatch Advisors, Inc. (the “Advisor”) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the seventeen series of the Registrant. The Advisor, organized in September 1975, has been in the business of investment management since November 1975. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to

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plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr. is President and an interested Trustee of the Registrant and Chairman, Officer and Director of the Board of the Advisor.

Certain information regarding each officer and director of the Advisor including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

Name	Position with Advisor	Other Substantial Business, Profession, Vocation or Employment
Samuel S. Stewart, Jr., Ph.D.	Director and Chairman of the Board	- -
Jeff S. Cardon	Chief Executive Officer President, Treasurer and Director	- -
Karey D. Barker	Vice President and Director	- -
Michael K. Yeates	Chief Financial Officer, Vice President and Director	- -
J.B. Taylor	Director	- -
Eric S. Bergeson	Director	- -
Daniel D. Thurber	General Counsel, Vice President, Secretary, Chief Compliance Officer and Director	- -
Roger D. Edgley	Director	- -
Gene Podsiadlo	Director	- -

For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Wasatch Advisors, Inc. - SEC File No. 801-11095.

Hoisington Investment Management Company

Hoisington Investment Management Company (“Hoisington” or the “Sub-Advisor”) is the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746. The principal executive officers of the Sub-Advisor and their positions are:

Name	Position with Sub-Advisor	Other Substantial Business, Profession, Vocation or Employment
Hoisington, Van, Robert	President	- -
Hoisington, Ethel, Jean	Vice President	- -
Bright, Janice, Teague	Senior Vice President	- -
Hunt, Lacy, Harris	Executive Vice President & Chief Compliance Officer	- -
Hoisington, Jr., Van, Robert	Executive Vice President	- -
Hoisington, David, Maxwell	Executive Vice President	- -

For further information relating to the Sub-Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Hoisington Investment Management Company - SEC File No. 801-15602

1st Source Corporation Investment Advisors, Inc.

1st Source Corporation Investment Advisors, Inc. (“1st Source” or the “Sub-Advisor”)) is the sub-advisor to the Wasatch-1st Source Income Fund. 1st Source is located at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. The principal executive officers and directors of the Sub-Advisor and their positions are:

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Name	Position with Sub-Advisor	Other Substantial Business, Profession, Vocation or Employment
Allen, Philip, Maxwell	Director	- -
Gifford, Paul, Wayne	Vice President/Chief Investment Officer/Secretary/Treasurer	- -
Lentych, Lawrence, Edward	Director	- -
Wessell, Steven, James	President	- -
Riboni, Bruno, Patrick	Vice President/Portfolio Manager	- -
Nelson, Robert, William	Vice President/Portfolio Manager	- -
Simon, Tamara, L.	Chief Compliance Officer	- -
Cooper, Jason, Werner	Investment Officer	- -
Tapley, Scott, Robert	Vice President/Portfolio Manager	- -

For further information relating to 1st Source please reference Form ADV filed under the Investment Advisers Act of 1940 by 1st Source – SEC File No. 801-60100.

Item 32.	Principal Underwriters

(a)	The sole principal underwriter for the Registrant is ALPS Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

ALPS ETF Trust

ALPS Variable Insurance Trust

Ameristock Mutual Fund, Inc.

AQR Funds

BBH Funds Trust

BLDRS Index Fund Trust

Caldwell & Orkin Funds, Inc.

Campbell Multi-Strategy Trust

Cook & Bynum Funds Trust

CornerCap Group of Funds

CRM Mutual Fund Trust

Cullen Funds

DIAMONDS Trust

EGA Global Shares Trust

Financial Investors Trust

Financial Investors Variable Insurance Trust

Firsthand Funds

Forward Funds

Grail Advisors ETF Trust

Heartland Group, Inc.

Hennsler Funds, Inc.

Holland Balanced Fund

IndexIQ Trust

IndexIQ ETF Trust

Laudus Trust

Laudus Institutional Trust

Milestone Funds

MTB Group of Funds

Oak Associates Funds

Pax World Funds Series Trust I

Pax World Funds Trust II

PowerShares QQQ 100 Trust Series 1

Scottish Widows Investment Partnership

SPDR Dow Jones Industrial Average ETF Trust

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SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Select Sector SPDR Trust

Stonebridge Funds, Inc.

Stone Harbor Investment Funds

TDX Independence Funds, Inc.

WesMark Funds

Westcore Trust

Williams Capital Liquid Assets Fund

WisdomTree Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Thomas A. Carter	None	President, Director
Edmund J. Burke	None	Director
Spencer Hoffman	None	Director
Jeremy O. May	None	Executive Vice President, Director
John C. Donaldson	None	Executive Vice President, Chief Financial Officer

Tané T. Tyler	None	Senior Vice President, Secretary, General Counsel
Diana M. Adams	None	Senior Vice President, Controller, Treasurer
Bradley J. Swenson	None	Senior Vice President, Chief Compliance Officer
Kevin J. Ireland	None	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	None	Senior Vice President, National Sales Director-Investments
Robert J. Szydlowski	None	Senior Vice President, Chief Technology Officer
Erin Douglas	None	Vice President, Senior Associate Counsel
JoEllen Legg	None	Vice President, Associate Counsel
Paul F. Leone	None	Vice President, Assistant General Counsel
David T. Buhler	None	Vice President, Associate Counsel
James Stegall	None	Vice President, Institutional Sales Manager
Steven Price	None	Vice President, Deputy Chief Compliance Officer

* All Addresses are 1290 Broadway, Suite 1100, Denver, Colorado 80203

(c)	None

Item 33.	Location of Accounts and Records

1.	Wasatch Advisors, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111 and 44 Cook Street, Suite 611, Denver, CO 80206 (records relating to its function as investment advisor).
2.

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and Two Avenue de Lafayette, Boston, MA 02111 (records relating to its function as custodian, administrator and fund accounting servicing agent).

3.	UMB Fund Services, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).
4.	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor).

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5.	1st Source Corporation Investment Advisors, Inc., 100 North Michigan Street, South Bend, Indiana 46601 (records relating to its function as sub-advisor).
6.	Hoisington Investment Management Company, 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746 (records relating to its function as sub-advisor).

Item 34.	Management Services

Other than as set forth under the section “Management” in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 35.	Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 53 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 53 under the Securities Act of 1933, as amended and Post-Effective Amendment No. 55 under the Investment Company Act of 1940, as amended to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, and the State of Utah on the 28th day of January 2011.

WASATCH FUNDS TRUST

By	/s/ Samuel S. Stewart
Samuel S. Stewart, Jr., Ph.D.,
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Samuel S. Stewart Samuel S. Stewart, Jr., Ph.D.	President and Trustee (principal executive officer)	January 28, 2011

/s/ Cindy B. Firestone Cindy B. Firestone	Treasurer (principal financial and accounting officer)	January 28, 2011

James U. Jensen* James U. Jensen, Esquire	Trustee	January 28, 2011

William R. Swinyard* William R. Swinyard	Trustee	January 28, 2011

D. James Croft* D. James Croft	Trustee	January 28, 2011

Miriam M. Allison* Miriam M. Allison	Trustee	January 28, 2011

/s/ Russell L. Biles
Russell L. Biles
Attorney-in-Fact
December 10, 2010

*Signed pursuant to powers of attorney are incorporated herein by reference to Exhibit (q) in Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

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Exhibit Index

Exhibit No.
a-3.	Amended and Restated Designation of Series Certificate
d-1(a).	Schedule A to Advisory and Service Contract
e-2.	Amended Schedule A to Distribution Agreement
h-4.	Amended and Restated Expense Limitation Agreement
j.	Consent of PricewaterhouseCoopers LLP

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